UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08071

Lazard Retirement Series, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Retirement Series

Annual Report

December 31, 2019

Equity

Lazard Retirement Emerging Markets Equity Portfolio
Lazard Retirement International Equity Portfolio
Lazard Retirement US Small-Mid Cap Equity Portfolio

Multi-Asset

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard (unaudited)

4	Investment Overviews (unaudited)

14	Performance Overviews (unaudited)

18	Information About Your Portfolio’s Expenses (unaudited)

20	Portfolio Holdings Presented by Sector

21	Portfolios of Investments

21	Lazard Retirement Emerging Markets Equity Portfolio

25	Lazard Retirement International Equity Portfolio

29	Lazard Retirement US Small-Mid Cap Equity Portfolio

34	Lazard Retirement Global Dynamic Multi-Asset Portfolio

57	Notes to Portfolios of Investments

60	Statements of Assets and Liabilities

62	Statements of Operations

64	Statements of Changes in Net Assets

67	Financial Highlights

73	Notes to Financial Statements

94	Report of Independent Registered Public Accounting Firm

96	Board of Directors and Officers Information (unaudited)

99	Other Information (unaudited)

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report   1

Lazard Retirement Series, Inc. A Message from Lazard (unaudited)

Dear Shareholder,

In 2019, equity markets rallied while debt yields around the world declined. The US equity market outperformed most of its peers, with the S&P 500 Index rising by 31.5% over the year, hitting an all-time high in December. Equities rallied strongly in Europe (+27.5%), but other markets were less ebullient. Uncertainty over Brexit kept UK equities in a range for most of the year, while political unrest and declining oil prices weighed on a number of emerging markets. Faced with US-China trade tensions, a decelerating industrial economy, and clear messaging from key central banks that rates will stay lower for longer, investors reached for yield.

US equity markets began 2019 on uncertain footing after tightening monetary policy and trade tensions led to a sharp sell-off at the end of 2018. However, the US Federal Reserve (Fed) made an abrupt monetary policy U-turn after the market mayhem. Perhaps concluding that monetary policy would be even looser for even longer than previously expected, investors drove the S&P 500 up to record highs, while pushing the US 10-Year Treasury yield down to within 10 basis points of the all-time low set in 2016. We believe the US economy appears to have averted recession and could continue to grow at a modest pace through 2020.

Emerging markets equities ended a tumultuous year on a positive note, with the MSCI Emerging Markets Index up 18.4%. It was a near-perfect reversal of 2018’s dismal 14.6% decline. Trade was the biggest driver of emerging markets equities’ performance. A strong rally in the fourth quarter, for instance, came after two major trade developments. Looking ahead to 2020, we expect trade tensions to continue to influence the path of emerging markets equities, despite the accord on a long-awaited “Phase 1” deal between the US and China.

In Europe, the European Central Bank (ECB) took rates further into negative territory with the first rate cut since 2016. Germany’s economy contracted in the second quarter after years of powering the euro zone economy. The rest of the euro zone has proven more resilient — France and Spain, for example, depend less than Ger-

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many does on industrial activity and exports to drive growth. In the United Kingdom, the Conservative Party’s landslide win in a December election has helped dissipate some of the uncertainty that has weighed on UK markets since the Brexit vote in 2016.

Despite potential market challenges, we are optimistic for 2020 and believe that fundamental analysis and stock selection will be crucial drivers for performance. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. We continue to strive for the long-term patterns of performance that are consistent with your expectations.

Sincerely,

Lazard Asset Management LLC

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Lazard Retirement Series, Inc. Investment Overviews (unaudited)

Emerging Markets Equities

Emerging markets equities joined global capital markets in performing strongly in 2019. However, share prices in the developing world could not keep up with the very strong returns generated in the United States or global developed markets over the year, mostly due to ongoing trade tensions. The MSCI Emerging Markets Index rose by 18.4% in US dollar terms in 2019, underperforming the MSCI World® Index, which increased 24.0%. Eastern Europe, supported by strong returns in Russia and Greece, was the strongest performing region. Asian stock prices, aided by high returns in both information technology and consumer discretionary, rose marginally more than the index, while Latin American stocks experienced more varied returns and lagged modestly.

Share prices in Brazil and Colombia finished the year sharply higher on successful pension reform in the former and decent economic performance in the latter. Civil demonstrations proved to be a major social problem in Chile and contributed to it being the worst performing emerging market country in 2019. Mexican shares were laggards, as investors expressed unease with the unorthodox style of President Andrés Manuel López Obrador.

All Asian markets finished the year higher, with Chinese equity prices, despite the severe ongoing tensions over trade, recording a return of more than 23%. Taiwanese shares, which were helped by strong technology demand, experienced an even better year, rising by more than 36%. These export-oriented markets, including South Korea, were helped towards year-end by a “Phase 1” trade agreement between China and the United States. China possesses a prodigious consumer market and its economy was adversely impacted by the country’s trade war with the United States. The preliminary agreement removed a major barrier to China’s economic growth, thereby facilitating greater trade with export-dependent countries. Elsewhere in emerging Asia, markets were more restrained, with stocks prices rising by pedestrian amounts in Indonesia and India despite re-elections by incumbents.

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Most markets in the region encompassing emerging Europe, the Middle East and Africa (EMEA) finished higher in 2019. However, Polish equities, which had performed well in 2018, were adversely impacted by an economic slowdown in neighboring Germany and ended the year almost 6% lower. Shares in both South Africa and Turkey were affected by weak macroeconomic trends, although both managed to generate positive, but relatively unexciting gains. Investors were drawn to Greek equities, where a new government assumed power, and Russian stocks, where strong economic fundamentals underpinned a more shareholder-friendly attitude toward many companies. Saudi Arabian equities joined the emerging markets universe in 2019 and the initial public offering of Saudi Aramco was completed.

From a sector perspective, information technology and consumer discretionary companies performed particularly well. Although all sectors finished the year higher, health care, materials, and industrial stocks were the major underperformers.

International Equities

The year 2019 was a big one for equities and international equities were no exception. The MSCI EAFE® Index rose 22% over the course of the year, while the MSCI ACWI ex US® Index, rose 21.5%. The fourth quarter was particularly strong, as markets anticipated a cyclical upturn in both the global economy and corporate profits. However, the nature of the gains was as important as the raw numbers. We entered the year feeling cautious about corporate fundamentals and that stance turned out to be justified. Equity returns were driven more by multiple expansion rather than earnings, which came in much lower than expected across regions. In the first three quarters of the year, the shift in policy from monetary tightening to easing from the Fed, as well as the ECB’s return to quantitative easing, drove asset prices higher. Equities owed their strong rise in the fourth quarter, equivalent to 40% on an annualized basis, to a turn in risk sentiment, thanks to a preliminary agreement on a trade deal between the United States and China and a decisive election in the United Kingdom. A market that

Annual Report   5

reacted with a loud, long sigh of relief at every sign of stabilization and largely ignored fundamentals posed challenges for stock pickers, even as stocks overall enjoyed good returns.

Behind the impressive performance stocks enjoyed in most regions, the prevailing mood for 2019 was one of anxiety. Trade tensions, a global manufacturing slowdown, and pessimism around global growth prospects were all at the top of investors’ minds.

We believe that it is telling that the three major developments that boosted international equities in 2019 all helped make an uncertain world feel a bit more certain. The Fed’s about-face on monetary tightening, which was followed by easing from the ECB and many emerging markets central banks, reduced fears of rising interest rates. British voters ushered in some clarity around Brexit by delivering a decisive victory to Prime Minister Boris Johnson’s Conservative Party in the fourth quarter. And finally, the United States and China announced in December that they had reached an agreement on a Phase 1 trade deal.

Given the market’s uncertainty, it is not surprising that high-quality stocks fared particularly well in 2019. Within the high-quality world, those with the highest growth prospects and valuations climbed 39% in the year and were particularly strong in the fourth quarter. As we enter 2020, the expectations for this group are high, with a nearly 8-point valuation premium versus the MSCI EAFE benchmark (23.7x vs. 15.8x on a price-to-earnings basis).

That is not to say that value did not have its moments in 2019. For a short period of time, global value stocks started to outpace global growth stocks late in the third quarter, as fears of a recession began to subside, a trade deal began to seem more possible, sentiment improved, and investors hoped weak global manufacturing activity would bottom. Armed with renewed confidence, we believe investors felt comfortable, at least for a short period of time, taking advantage of an unusually wide valuation gap between value and growth stocks. The appetite for value began to flag as the third-

6   Annual Report

quarter earnings season got underway, however, and wasn’t ultimately strong enough to compete with demand for growth stocks.

The growth versus value paradigm held right down to the sector and region level. Technology stocks, a classic growth sector, soared during the period. Energy stocks lagged, as investors worried about the potential for depressed prices in the face of abundant oil supplies and a global manufacturing slowdown. For the full year, the MSCI EAFE Growth® Index outperformed the MSCI EAFE Value® Index by 12%. Meanwhile, the MSCI EM Growth® Index outperformed the MSCI EM Value® Index by 13% in the same period.

US Equities

The S&P 500 Index rose 31.5% in the period. Stocks rallied early in 2019, as solid economic data and expectations for progress in trade talks encouraged investors. Corporate earnings and other indicators of economic health were largely positive, as the majority of companies reported quarterly earnings above expectations, the economy continued to add jobs at a strong rate, with unemployment reaching a 50-year low toward the end of the year, and GDP growth broadly came in above expectations, despite weakness abroad. The Fed cut its benchmark rate three times in 2019 in an attempt to keep the US economy on its solid growth trajectory. In December, the United States and China announced a preliminary agreement on certain points of contention, eliminating some of the uncertainty surrounding the ongoing trade spat between the two countries.

Multi-Asset

Global developed equities advanced significantly in the year as the MSCI World Index gained 28%, in US dollar terms. The US-China trade war was a constant theme in the period, as threats of escalation brought markets down in May and August. However, as the year was drawing to a close, several developments boosted investor sentiment. Most notably, the United States and China appeared to be on a more constructive path as the so-called “Phase 1” agreement was announced in late December. In the United Kingdom, the future of Brexit gained clarity following the

Annual Report   7

Conservative Party’s electoral victory. In 2019, the Fed cut rates three times which provided support for risk assets — especially in the fourth quarter. In this environment, US stocks led performance among the major regions. Europe and the United Kingdom lagged, but the latter market was a standout performer late in the year as Brexit fears were attenuated. Asian stocks lagged as a region — Japan was a laggard and Hong Kong markets were impacted by civil unrest. Emerging markets equities could not keep up with the developed world, but the MSCI EM Index posted favorable returns for the year at 18%. Here again, as macro clouds cleared somewhat in the fourth quarter, emerging markets stocks gained ground on developed markets, driven by strength in China.

In fixed income, interest rates generally declined until early September, including a particularly sharp downward move in August, as the first three quarters of the year were marked by escalating trade war tensions and concerns over global growth. However, as investor sentiment turned positive and some economic data showed signs of improvement, rates rose in the fourth quarter. The 10-year US Treasury hit a low of 1.45% — levels last seen in 2016 — in early September and closed the year at 1.92%. German rates made headlines around the third quarter as the entire sovereign yield curve traded at negative yields for the first time ever. The yield on the 10-year German bund finished the year at -0.18%. Credit spreads tightened in both high yield and investment grade as robust equity markets likely helped underpin credit sentiment. Currency markets were mixed in 2019 but reflected US dollar weakness toward year-end. This was in contrast to foreign exchange moves earlier in the year where most major currencies lost value against the US dollar, as global economic and political uncertainty dominated investor sentiment.

Commodity performance was positive in 2019, as the Bloomberg Commodity® Index Total Return gained almost 8% driven in part by energy and precious metals. Brent oil was volatile with drawdowns somewhat mirroring those in equities during May and August and a sharp spike in September on the back of an attack on Saudi Arabia’s

8   Annual Report

oil infrastructure. Gold rallied sharply in the summer as trade war rhetoric and uncertainty filled the headlines.

Lazard Retirement Emerging Markets Equity Portfolio

For the year ended December 31, 2019, the Lazard Retirement Emerging Markets Equity Portfolio’s Investor Shares posted a total return of 18.36%, while Service Shares posted a total return of 18.14%, as compared with the 18.44% return for its benchmark, the MSCI Emerging Markets Index.

During the period, shares of Korean companies Samsung Electronics and SK Hynix, a manufacturer of electronic goods and a semiconductor manufacturer, respectively, rose as the market started to see signs that the market for dynamic random-access memory (DRAM) chips was near the bottom and the NAND market continued to see strength. Sberbank, a Russian bank, reported strong May profits with supportive net interest margin trends. Taiwan Semiconductor Manufacturing Co., a Taiwanese semiconductor manufacturer, provided upbeat guidance including expectations for rising 5G smartphone demand translating into demand for higher-end components. Shares of Weichai Power, a Chinese manufacturer of large diesel engines, gained on expectations for stability in the heavy-duty truck market in 2020. Shares of Gazprom surged after the Russian gas company announced a sharp rise in the dividend payout. Security selection within the industrials and financials sectors added value. Stock selection in South Korea and a higher-than-index exposure to Russia helped performance.

In contrast, shares of YPF, an Argentine energy company, dipped sharply along with the broader Argentine market after the country’s surprising primary election result that indicated a strong likelihood that the leftist ticket of Fernandez/Kirchner was going to win the October elections. This was followed by the announcement of 90-day price freezes by President Mauricio Macri. BAT Malaysia, a Malaysian tobacco company, experienced volume contractions as customers continued to convert to e-cigarette and/or illicit cigarette alternatives. Shoprite, a South Africa retail chain, was negatively impacted by its Sub-Saharan businesses due to currency deprecia-

Annual Report   9

tions in those countries. Hero Motocorp, an Indian manufacturer of two wheelers, lagged on continued sales weakness. Baidu, a Chinese search engine, reported disappointing second-quarter results and indicated a weak outlook for the Chinese digital advertising market. Security selection within the consumer discretionary, consumer staples, and information technology sectors, and within South Africa detracted from performance. A lower-than-benchmark exposure to Taiwan also hurt returns.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2019, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of 21.00%, as compared with the 22.01% return for the MSCI EAFE Index.

Stock selection in the financials sector helped relative returns as Aon, the global insurance broker domiciled in the United Kingdom, continued to drive positive performance in the period. A strong balance sheet, a growing roster of new clients, growth in new business segments such as cyber, a share repurchasing program, and a pipeline for mergers and acquisitions were all factors that drove Aon’s stock price up almost 45%. Stock selection in the materials sector has also driven positive relative returns, as shares of Koninklijke DSM, a global specialty chemical company which operates within health, nutrition, and materials, rose more than 60% on bullish sentiment about the company’s strong execution and the EUR 1 billion buyback program, representing approximately 7% of the company’s market capitalization, announced in February 2019. Lastly, positioning in emerging markets was additive to relative returns.

In contrast, a lower-than-benchmark weight and stock selection in the consumer discretionary sector detracted from relative returns as shares of Japanese auto manufacturer Suzuki declined 16% in the year. In India, Suzuki’s largely important Maruti division released a negative June sales report, and was further hurt by the government’s new budget, which included a fuel tax increase. However, the stock recovered slightly following the announcement

10   Annual Report

that the Indian government is reconsidering the planned hike in auto registration charges. Also in the sector, shares of Japanese discount retailer Pan Pacific, formerly Don Quijote, lagged in the period, despite rising almost 8%.The stock was a strong performer last year, but pulled back from its peak in January after reporting a slowdown in same store sales. Elsewhere, returns were also hurt by stock selection in the real estate sector. Lastly, cash was the largest detractor from performance. The Portfolio’s modestly elevated level of cash, which was a result of our investment process rather than a strategic allocation, weighed on relative performance.

Lazard Retirement US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2019, the Lazard Retirement US Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of 29.93%, as compared with the 27.77% return for the Russell 2500® Index.

Stock selection in the materials sector contributed to performance. Shares of Cambrex rose after the life sciences company announced that it would be acquired by Permira Funds for $2.4 billion. We sold our position in December when the deal closed. Stock selection in the consumer discretionary sector also helped returns. Shares of Leggett & Platt rose after the engineered components maker reported strong third-quarter results, which included better-than-expected sales.

In contrast, stock selection in the health care sector detracted from performance. Shares of Angiodynamics fell after the medical device maker announced the acquisition of Eximo Medical in October. We sold our position after the announcement, as our thesis was broken. In the communication services sector, shares of Scholastic fell after the book publisher and media company announced quarterly results in May that showed a greater-than-anticipated deceleration in its core business. We sold our position after the announcement, as our thesis was broken.

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Lazard Retirement Global Dynamic Multi-Asset Portfolio

For the year ended December 31, 2019, the Lazard Retirement Global Dynamic Multi-Asset Portfolio’s Investor Shares posted a total return of 17.79%, while Service Shares posted a total return of 17.79% as compared with the 27.67% return for the MSCI World Index and 17.06% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and Bloomberg Barclays Global Aggregate® Index (the “GDMA Index”).

In terms of asset allocation, the Portfolio’s average overweight to equities versus fixed income helped performance for the year.

Within equities, stock selection in the consumer discretionary and financials sectors added value, as did underweight exposure to the energy sector. By country, stock selection in Israel and Italy helped performance. In contrast, stock selection in the communication services, information technology, and real estate sectors hurt performance, as did underweight exposure to the information technology sector. Country detractors were driven by stock selection in France, Japan, and the United States, as well as by underweight exposure to the United States.

Within fixed income, overweight exposure to bonds and duration in Australia, Canada, Czech Republic, Hungary, New Zealand, Poland, Singapore and the United States helped the Portfolio, as did security selection in the United States. In terms of currency management, overweight exposure to the Australian and New Zealand dollar, underweight exposure to the Korean won, Chinese yuan, and Swedish krona added value, as did positioning in euro proxies (i.e., underweight euro with overweight in the Czech koruna). In contrast, underweight exposure to bonds and duration in Japan and the euro zone hurt performance, as did security selection through underweight exposure to euro-denominated spread product and peripheral Europe. Currency management detracted through overweight exposure to the Japanese yen, as well as underweight exposure to the Thai baht and the Russian ruble.

12   Annual Report

The Portfolio uses currency forwards opportunistically and for hedging purposes. The contribution impact of these instruments was slightly negative over the period.

Annual Report   13

Lazard Retirement Series, Inc. Performance Overviews (unaudited)

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and MSCI Emerging Markets® Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Ten
	Year	Years	Years
Service Shares**	18.14%	3.50%	3.22%
Investor Shares**	18.36%	3.74%	3.48%
MSCI Emerging Markets Index	18.44%	5.61%	3.68%

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and MSCI EAFE® Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Ten
	Year	Years	Years
Service Shares	21.00%	4.41%	5.58%
MSCI EAFE Index	22.01%	5.67%	5.50%

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Lazard Retirement US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Small-Mid Cap Equity Portfolio and Russell 2500® Index

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Ten
	Year	Years	Years
Service Shares	29.93%	7.74%	10.46%
Russell 2500 Index	27.77%	8.93%	12.58%

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Lazard Retirement Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Global Dynamic Multi-Asset Portfolio, MSCI World® Index and GDMA Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Since
	Year	Years	Inception	†
Service Shares**	17.79%	6.41%	7.73%
Investor Shares**	17.79%	N/A	17.79%
MSCI World Index	27.67%	8.74%	10.31% (Service Shares) 27.67% (Investor Shares)
GDMA Index	17.06%	5.67%	5.99% (Service Shares) 17.06% (Investor Shares)

†	The inception date for the Service Shares was April 30, 2012 and for the Investor Shares was December 31, 2018.

Notes to Performance Overviews:

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”) or DST Asset Manager Solutions, Inc., the Fund’s transfer and dividend distributing agent (“DST”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Returns for a period of less than one year are not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements) for Lazard Retirement

16   Annual Report

Emerging Markets Equity Portfolio and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 26 emerging markets country indices.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices.

The Russell 2500 Index measures the performance of the small-to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3000 US companies, representing approximately 98% of the investable US equity market. The Russell 2500 Index includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The GDMA Index is a blended index constructed by the Investment Manager that is comprised of 50% MSCI World Index and 50% Bloomberg Barclays Global Aggregate® Index and is rebalanced monthly. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury.

**	The performance of Service Shares and Investor Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report   17

Lazard Retirement Series, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2019 through December 31, 2019 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other mutual funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the participating insurance companies. Such charges will have the effect of reducing account value.

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		Ending		Annualized
	Beginning	Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period*	During Period
Portfolio	7/1/19	12/31/19	7/1/19 - 12/31/19	7/1/19 - 12/31/19

Retirement Emerging Markets Equity
Service Shares
Actual	$1,000.00	$1,070.40	$7.51	1.44%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$7.32	1.44%
Investor Shares
Actual	$1,000.00	$1,071.70	$6.27	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%

Retirement International Equity
Service Shares
Actual	$1,000.00	$1,046.90	$5.93	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

Retirement US Small-Mid Cap Equity
Service Shares
Actual	$1,000.00	$1,070.60	$6.00	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

Retirement Global Dynamic Multi-Asset
Service Shares
Actual	$1,000.00	$1,052.70	$5.43	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Investor Shares
Actual	$1,000.00	$1,052.70	$4.60	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.72	$4.53	0.90%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

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Lazard Retirement Series, Inc.

Portfolio Holdings Presented by Sector December 31, 2019

	Lazard		Lazard	Lazard
	Retirement	Lazard	Retirement	Retirement
	Emerging	Retirement	US Small-	Global
	Markets	International	Mid Cap	Dynamic
	Equity	Equity	Equity	Multi-Asset
Sector*	Portfolio	Portfolio	Portfolio	Portfolio

Communication Services	12.1%	8.6%	2.8%	6.0%
Consumer Discretionary	5.6	6.3	10.2	9.7
Consumer Staples	6.2	8.4	1.3	8.4
Energy	9.4	6.1	2.6	2.5
Financials	28.9	18.1	16.4	14.8
Health Care	1.0	10.3	11.6	12.7
Industrials	6.1	19.1	16.8	11.9
Information Technology	20.3	8.3	15.7	13.3
Materials	7.2	6.7	5.3	3.3
Real Estate	—	2.8	11.6	2.9
Utilities	0.7	2.9	2.9	3.3
Municipal	—	—	—	0.7
Sovereign Debt	—	—	—	8.3
US Treasury Securities	—	—	—	1.5
Short-Term Investments	2.5	2.4	2.8	0.7
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

20   Annual Report

Lazard Retirement Series, Inc. Portfolios of Investments December 31, 2019

		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 97.7%

Brazil | 9.2%
Ambev SA ADR	800,787	$3,731,667
Banco do Brasil SA	1,460,202	19,219,501
BB Seguridade Participacoes SA	1,104,400	10,362,280
CCR SA	2,262,150	10,698,562
Cielo SA	2,188,184	4,558,386
IRB Brasil Resseguros S/A	514,800	4,988,122
		53,558,518
China | 20.8%
AAC Technologies Holdings, Inc.	814,979	7,118,843
Anhui Conch Cement Co., Ltd., Class H	1,376,875	10,061,082
Baidu, Inc. Sponsored ADR (*)	49,240	6,223,936
China Construction Bank Corp., Class H	35,648,126	30,861,973
China Merchants Bank Co., Ltd., Class H	1,148,000	5,917,150
China Mobile, Ltd. Sponsored ADR	399,086	16,869,365
China Shenhua Energy Co., Ltd., Class H	1,938,775	4,057,618
CNOOC, Ltd.	4,054,679	6,757,844
ENN Energy Holdings, Ltd.	375,495	4,105,535
Hengan International Group Co., Ltd.	840,027	5,997,530
NetEase, Inc. ADR	30,736	9,424,887
Sinopharm Group Co., Ltd., Class H	289,200	1,057,781
Weichai Power Co., Ltd., Class H	6,211,958	13,143,264
		121,596,808
Egypt | 1.2%
Commercial International Bank Egypt SAE GDR	1,430,755	7,277,907

Hong Kong | 1.3%
ASM Pacific Technology, Ltd.	569,988	7,924,113

Hungary | 2.3%
OTP Bank Nyrt.	252,176	13,198,065

The accompanying notes are an integral part of these financial statements.

Annual Report   21

		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (continued)

India | 10.5%
Axis Bank, Ltd.	750,890	$7,939,750
Bajaj Auto, Ltd.	114,185	5,095,748
Bharat Petroleum Corp., Ltd.	525,623	3,628,455
Bharti Infratel, Ltd.	954,178	3,381,447
Coal India, Ltd.	1,507,386	4,467,180
HCL Technologies, Ltd.	872,044	6,943,342
Hero MotoCorp, Ltd.	171,357	5,869,270
Infosys, Ltd. Sponsored ADR	531,730	5,487,454
Oil and Natural Gas Corp., Ltd.	2,305,270	4,168,660
Tata Consultancy Services, Ltd.	332,037	10,051,938
UPL, Ltd.	550,278	4,507,723
		61,540,967
Indonesia | 4.6%
PT Astra International Tbk	13,353,504	6,632,092
PT Bank Mandiri (Persero) Tbk	20,035,030	11,045,162
PT Semen Indonesia (Persero) Tbk	436,471	376,587
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	314,756	8,970,546
		27,024,387
Luxembourg | 0.8%
Ternium SA Sponsored ADR	208,918	4,596,196

Malaysia | 0.3%
British American Tobacco Malaysia Berhad	491,500	1,813,434

Mexico | 3.8%
America Movil SAB de CV, Class L Sponsored ADR	812,930	13,006,880
Grupo Mexico SAB de CV, Series B	1,847,646	5,067,773
Kimberly-Clark de Mexico SAB de CV, Series A	1,996,589	3,959,915
		22,034,568
Pakistan | 0.7%
Habib Bank, Ltd.	1,365,970	1,388,370
Pakistan Petroleum, Ltd.	3,428,994	3,040,620
		4,428,990

The accompanying notes are an integral part of these financial statements.

22   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (continued)

Portugal | 0.8%
Galp Energia SGPS SA	289,218	$4,837,276

Russia | 9.4%
ALROSA PAO (*), (‡)	6,280,530	8,527,346
Gazprom PJSC Sponsored ADR	722,223	5,947,496
LUKOIL PJSC Sponsored ADR	99,413	9,875,912
Magnit PJSC Sponsored GDR	367,152	4,437,830
Mobile TeleSystems PJSC Sponsored ADR	736,757	7,478,083
Sberbank of Russia PJSC (‡)	4,544,495	18,653,543
		54,920,210
South Africa | 6.8%
Life Healthcare Group Holdings, Ltd.	2,617,417	4,592,435
Mondi PLC	214,903	5,073,120
Nedbank Group, Ltd.	268,090	4,105,802
PPC, Ltd. (*)	1,733,060	309,531
Sanlam, Ltd.	898,229	5,078,659
Shoprite Holdings, Ltd.	554,362	4,990,693
Standard Bank Group, Ltd.	398,255	4,792,965
The Bidvest Group, Ltd.	340,958	4,991,591
Vodacom Group, Ltd.	680,787	5,612,682
		39,547,478
South Korea | 15.3%
Hyundai Mobis Co., Ltd.	38,422	8,496,428
KB Financial Group, Inc. (*)	222,214	9,175,492
KT&G Corp. (*)	58,691	4,757,840
Samsung Electronics Co., Ltd.	604,357	29,120,539
Shinhan Financial Group Co., Ltd. (*)	291,000	10,883,318
SK Hynix, Inc. (*)	247,813	20,140,113
Woongjin Coway Co., Ltd.	84,324	6,774,940
		89,348,670
Taiwan | 4.7%
Catcher Technology Co., Ltd.	495,000	3,751,219
Hon Hai Precision Industry Co., Ltd.	2,586,320	7,837,953
Taiwan Semiconductor Manufacturing Co., Ltd.	1,430,642	15,843,604
		27,432,776

The accompanying notes are an integral part of these financial statements.

Annual Report   23

		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Thailand | 1.4%
Kasikornbank Public Co. Ltd. (‡)	848,169	$4,258,427
The Siam Cement Public Co. Ltd. (‡)	303,308	3,969,344
		8,227,771
Turkey | 2.6%
KOC Holding AS	2,006,040	6,856,135
Tupras Turkiye Petrol Rafinerileri AS	389,623	8,308,417
		15,164,552
United Kingdom | 1.2%
Unilever NV	118,518	6,819,065

Total Common Stocks (Cost $486,500,851)		571,291,751

Short-Term Investments | 2.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $14,515,674)	14,515,674	14,515,674

Total Investments | 100.2% (Cost $501,016,525)		$585,807,425

Liabilities in Excess of Cash and Other Assets | (0.2)%		(1,229,927)

Net Assets | 100.0%		$584,577,498

The accompanying notes are an integral part of these financial statements.

24   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks | 94.9%

Australia | 1.3%
BHP Group PLC	84,053	$1,985,326

Canada | 5.5%
Canadian National Railway Co.	17,790	1,609,327
National Bank of Canada	36,600	2,031,595
Suncor Energy, Inc.	92,040	3,016,613
TMX Group, Ltd.	19,600	1,697,293
		8,354,828
China | 1.6%
Ping An Insurance (Group) Co. of China, Ltd., Class H	203,500	2,410,714

Denmark | 1.5%
Carlsberg A/S, Class B	15,452	2,305,065

Finland | 2.4%
Nordea Bank Abp	218,442	1,767,027
Sampo Oyj, A Shares	43,798	1,910,933
		3,677,960
France | 13.2%
Air Liquide SA	17,984	2,556,005
BNP Paribas SA	25,941	1,544,195
Engie SA	196,211	3,170,768
Safran SA	23,296	3,611,214
Sanofi	41,710	4,189,235
Vinci SA	15,837	1,759,418
Vivendi SA	113,093	3,278,010
		20,108,845
Germany | 5.2%
Fresenius Medical Care AG & Co. KGaA	13,855	1,027,597
Fresenius SE & Co. KGaA	19,385	1,094,208
SAP SE	35,937	4,843,223
Vonovia SE	19,331	1,040,706
		8,005,734

The accompanying notes are an integral part of these financial statements.

Annual Report   25

		Fair
Description	Shares	Value

Lazard Retirement International Equity Portfolio (continued)

Hong Kong | 0.4%
ESR Cayman, Ltd. (*)	256,800	$580,019

Indonesia | 0.4%
PT Bank Mandiri (Persero) Tbk	1,052,500	580,235

Ireland | 1.4%
Ryanair Holdings PLC Sponsored ADR (*)	25,154	2,203,742

Israel | 1.2%
Bank Leumi Le-Israel BM	240,187	1,750,434

Japan | 16.1%
Asahi Group Holdings, Ltd.	31,600	1,443,478
Daiwa House Industry Co., Ltd.	86,492	2,679,654
Hitachi, Ltd.	74,500	3,138,092
Kao Corp.	27,720	2,286,290
Makita Corp.	49,400	1,710,181
Nexon Co., Ltd. (*)	138,100	1,826,643
Nintendo Co., Ltd.	6,900	2,785,159
Pan Pacific International Holdings Corp.	86,324	1,432,798
Shin-Etsu Chemical Co., Ltd.	19,200	2,105,006
Sumitomo Mitsui Financial Group, Inc.	63,900	2,352,299
Suzuki Motor Corp.	31,500	1,319,429
Yamaha Corp.	27,800	1,532,441
		24,611,470
Luxembourg | 0.7%
ArcelorMittal SA	58,708	1,037,038

Mexico | 0.4%
Arca Continental SAB de CV	121,600	643,003

The accompanying notes are an integral part of these financial statements.

26   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement International Equity Portfolio (continued)

Netherlands | 6.6%
ABN AMRO Group NV	78,908	$1,441,265
Koninklijke DSM NV	19,227	2,509,824
Royal Dutch Shell PLC, A Shares	150,710	4,479,779
Wolters Kluwer NV	22,797	1,666,305
		10,097,173
Norway | 3.6%
Equinor ASA	89,323	1,786,326
Mowi ASA	73,025	1,899,284
Telenor ASA	96,974	1,739,280
		5,424,890
Singapore | 2.6%
DBS Group Holdings, Ltd.	141,260	2,722,823
NetLink NBN Trust	1,843,600	1,295,468
		4,018,291
South Korea | 2.5%
Samsung Electronics Co., Ltd.	80,648	3,885,970

Spain | 0.8%
Red Electrica Corporacion SA	63,921	1,285,785

Sweden | 3.7%
Assa Abloy AB, Class B	143,219	3,346,720
Epiroc AB, Class A	189,635	2,317,546
		5,664,266
Switzerland | 5.2%
ABB, Ltd.	132,155	3,190,339
Novartis AG	50,733	4,806,564
		7,996,903
United Arab Emirates | 0.6%
Network International Holdings PLC (*)	99,327	843,033

United Kingdom | 11.9%
Compass Group PLC	53,738	1,346,183
Howden Joinery Group PLC	105,724	947,594
Informa PLC	185,623	2,110,041

The accompanying notes are an integral part of these financial statements.

Annual Report   27

		Fair
Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

Prudential PLC	159,378	$3,066,661
RELX PLC	157,252	3,967,024
RSA Insurance Group PLC	198,055	1,495,009
Tesco PLC	766,327	2,595,946
The Weir Group PLC	48,690	974,286
Unilever PLC	28,095	1,608,418
		18,111,162
United States | 6.1%
Aon PLC	13,735	2,860,863
Ferguson PLC	20,492	1,861,833
Medtronic PLC	40,900	4,640,105
		9,362,801
Total Common Stocks (Cost $124,066,828)		144,944,687

Preferred Stocks | 2.6%

Germany | 2.6%
Volkswagen AG (Cost $3,557,419)	19,786	3,911,333

Short-Term Investments | 2.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $3,656,715)	3,656,715	3,656,715

Total Investments | 99.9% (Cost $131,280,962)		$152,512,735

Cash and Other Assets in Excess of Liabilities | 0.1%		212,368

Net Assets | 100.0%		$152,725,103

The accompanying notes are an integral part of these financial statements.

28   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio

Common Stocks | 96.9%

Aerospace & Defense | 1.3%
Curtiss-Wright Corp.	5,425	$764,328

Air Freight & Logistics | 1.1%
Echo Global Logistics, Inc. (*)	30,210	625,347

Airlines | 1.4%
Alaska Air Group, Inc.	12,515	847,891

Auto Components | 0.7%
Modine Manufacturing Co. (*)	54,780	421,806

Banks | 8.0%
Comerica, Inc.	10,795	774,541
Commerce Bancshares, Inc.	9,958	676,547
Home BancShares, Inc.	37,600	739,216
PacWest Bancorp	23,245	889,586
TCF Financial Corp.	16,600	776,880
Wintrust Financial Corp.	12,945	917,800
		4,774,570
Biotechnology | 2.5%
Emergent Biosolutions, Inc. (*)	16,000	863,200
Exelixis, Inc. (*)	34,690	611,238
		1,474,438
Building Products | 2.3%
Armstrong World Industries, Inc.	8,090	760,217
PGT Innovations, Inc. (*)	40,535	604,377
		1,364,594
Capital Markets | 3.3%
E*TRADE Financial Corp.	20,835	945,284
Morningstar, Inc.	6,840	1,034,960
		1,980,244

The accompanying notes are an integral part of these financial statements.

Annual Report   29

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (continued)

Chemicals | 2.5%
Ingevity Corp. (*)	8,795	$768,507
Innospec, Inc.	7,100	734,424
		1,502,931
Commercial Services & Supplies | 0.7%
The Brink’s Co.	4,875	442,065

Communications Equipment | 3.1%
Ciena Corp. (*)	21,665	924,879
F5 Networks, Inc. (*)	6,520	910,518
		1,835,397
Construction & Engineering | 2.7%
Comfort Systems USA, Inc.	14,040	699,894
Valmont Industries, Inc.	6,005	899,429
		1,599,323
Construction Materials | 1.3%
Eagle Materials, Inc.	8,270	749,758

Containers & Packaging | 1.5%
Graphic Packaging Holding Co.	54,815	912,670

Electric Utilities | 2.9%
OGE Energy Corp.	17,545	780,226
PNM Resources, Inc.	18,525	939,403
		1,719,629
Electrical Equipment | 2.6%
Atkore International Group, Inc. (*)	19,740	798,680
EnerSys	10,035	750,919
		1,549,599
Electronic Equipment, Instruments & Components | 1.1%
FLIR Systems, Inc.	12,995	676,650

Energy Equipment & Services | 1.1%
Cactus, Inc., Class A	18,700	641,784

The accompanying notes are an integral part of these financial statements.

30   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (continued)

Entertainment | 2.1%
Take-Two Interactive Software, Inc. (*)	4,535	$555,220
The Marcus Corp.	22,345	709,901
		1,265,121
Equity Real Estate Investment Trusts (REITs) | 11.6%
Alexandria Real Estate Equities, Inc.	6,330	1,022,801
Brixmor Property Group, Inc.	38,765	837,712
Camden Property Trust	11,025	1,169,752
Healthcare Realty Trust, Inc.	19,875	663,229
Hudson Pacific Properties, Inc.	23,895	899,647
Kilroy Realty Corp.	11,825	992,118
PS Business Parks, Inc.	7,815	1,288,459
		6,873,718
Food Products | 1.3%
The Simply Good Foods Co. (*)	26,770	764,016

Health Care Equipment & Supplies | 3.2%
Envista Holdings Corp. (*)	32,740	970,414
STERIS PLC	6,005	915,282
		1,885,696
Health Care Providers & Services | 2.9%
Henry Schein, Inc. (*)	11,605	774,286
Laboratory Corp. of America Holdings (*)	5,485	927,897
		1,702,183
Hotels, Restaurants & Leisure | 2.4%
Penn National Gaming, Inc. (*)	32,430	828,911
The Cheesecake Factory, Inc.	15,890	617,485
		1,446,396
Household Durables | 0.9%
Leggett & Platt, Inc.	10,660	541,848

Insurance | 4.9%
Arch Capital Group, Ltd. (*)	22,140	949,585
Brown & Brown, Inc.	22,675	895,209
Reinsurance Group of America, Inc.	6,650	1,084,349
		2,929,143

The accompanying notes are an integral part of these financial statements.

Annual Report   31

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (continued)

Interactive Media & Services | 0.7%
Cars.com, Inc. (*)	33,500	$409,370

IT Services | 3.1%
Leidos Holdings, Inc.	11,830	1,158,039
Sabre Corp.	29,440	660,633
		1,818,672
Leisure Products | 1.2%
Brunswick Corp.	12,065	723,659

Life Sciences Tools & Services | 1.7%
Adaptive Biotechnologies Corp. (*)	9,700	290,224
Charles River Laboratories International, Inc. (*)	4,560	696,586
		986,810
Machinery | 2.1%
Gardner Denver Holdings, Inc. (*)	14,605	535,711
TriMas Corp. (*)	22,450	705,155
		1,240,866
Oil, Gas & Consumable Fuels | 1.5%
Parsley Energy, Inc., Class A	47,080	890,283

Pharmaceuticals | 1.3%
Catalent, Inc. (*)	14,255	802,556

Professional Services | 1.1%
FTI Consulting, Inc. (*)	5,895	652,341

Semiconductors & Semiconductor Equipment | 3.5%
Cabot Microelectronics Corp.	3,700	533,984
Maxim Integrated Products, Inc.	15,430	949,099
MKS Instruments, Inc.	5,500	605,055
		2,088,138

The accompanying notes are an integral part of these financial statements.

32   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (concluded)

Software | 4.9%
j2 Global, Inc.	8,955	$839,173
PTC, Inc. (*)	6,990	523,481
RealPage, Inc. (*)	14,915	801,682
SolarWinds Corp. (*)	39,315	729,293
		2,893,629
Specialty Retail | 2.5%
Floor & Decor Holdings, Inc., Class A (*)	16,645	845,732
The Children’s Place, Inc.	10,100	631,452
		1,477,184
Textiles, Apparel & Luxury Goods | 2.4%
Carter’s, Inc.	6,005	656,587
Tapestry, Inc.	28,950	780,781
		1,437,368
Trading Companies & Distributors | 1.5%
Air Lease Corp.	18,635	885,535

Total Common Stocks (Cost $49,925,937)		57,597,556

Short-Term Investments | 2.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $1,664,686)	1,664,686	1,664,686

Total Investments | 99.7% (Cost $51,590,623)		$59,262,242

Cash and Other Assets in Excess of Liabilities | 0.3%		197,815

Net Assets | 100.0%		$59,460,057

The accompanying notes are an integral part of these financial statements.

Annual Report   33

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Common Stocks | 83.9%

Australia | 2.4%
AGL Energy, Ltd.	55,711	$804,159
ASX, Ltd.	6,239	344,078
Beach Energy, Ltd.	251,153	444,360
BHP Group, Ltd.	36,907	1,010,898
BlueScope Steel, Ltd.	29,577	313,391
Cochlear, Ltd.	1,384	218,778
CSL, Ltd.	4,350	844,209
Evolution Mining, Ltd.	86,351	229,506
Fortescue Metals Group, Ltd.	173,341	1,306,485
JB Hi-Fi, Ltd.	14,710	389,607
Qantas Airways, Ltd.	273,923	1,368,550
Regis Resources, Ltd.	75,809	230,059
Sandfire Resources NL	58,553	246,524
Santos, Ltd.	177,806	1,023,356
Saracen Mineral Holdings, Ltd. (*)	103,946	241,338
Woolworths Group, Ltd.	20,824	529,858
		9,545,156
Austria | 0.2%
Erste Group Bank AG	16,503	620,711
OMV AG	3,963	222,631
		843,342
Belgium | 0.4%
Anheuser-Busch InBev SA Sponsored ADR	9,630	790,045
Proximus SADP	15,404	441,122
Telenet Group Holding NV	6,699	301,750
		1,532,917
Canada | 4.0%
Air Canada (*)	9,377	350,297
Alimentation Couche-Tard, Inc., Class B	24,693	783,642
Atco, Ltd., Class I	11,310	433,483
Bank of Montreal	7,917	613,582
BRP, Inc.	12,406	565,199
CAE, Inc.	55,320	1,463,767

The accompanying notes are an integral part of these financial statements.

34   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Canadian National Railway Co.	23,445	$2,120,600
Canadian Utilities, Ltd., Class A	18,677	563,381
Centerra Gold, Inc. (*)	25,329	201,493
CGI, Inc. (*)	5,617	470,062
Cogeco Communications, Inc.	5,068	441,799
Colliers International Group, Inc.	2,987	232,556
Constellation Software, Inc.	618	600,206
Fairfax Financial Holdings, Ltd.	614	288,307
Granite Real Estate Investment Trust	6,654	338,093
H&R Real Estate Investment Trust	24,261	394,214
Kirkland Lake Gold, Ltd.	17,818	785,416
Magna International, Inc.	4,286	235,003
Northland Power, Inc.	60,308	1,263,238
Restaurant Brands International, Inc.	2,729	173,968
Teck Resources, Ltd., Class B	34,169	592,573
The Toronto-Dominion Bank	37,911	2,127,481
Tourmaline Oil Corp.	31,236	366,110
Whitecap Resources, Inc.	130,600	558,184
		15,962,654
Denmark | 0.3%
Coloplast A/S, Class B	6,748	838,931
Novo Nordisk A/S, Class B	6,069	352,000
SimCorp A/S	1,923	218,507
		1,409,438
France | 1.0%
Air France-KLM (*)	22,457	250,004
BNP Paribas SA	4,284	255,015
Engie SA	8,241	133,174
Faurecia SA	3,210	174,047
Orange SA	20,630	303,144
Peugeot SA	42,999	1,029,797
Total SA	28,020	1,548,448
Veolia Environnement SA	6,877	183,183
		3,876,812

The accompanying notes are an integral part of these financial statements.

Annual Report   35

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Germany | 1.3%
Allianz SE	5,549	$1,360,675
CTS Eventim AG & Co. KGaA	4,871	306,218
Deutsche Telekom AG	10,107	165,164
Muenchener Rueckversicherungs AG	2,711	799,784
Rheinmetall AG	1,511	173,759
RWE AG	6,416	197,127
SAP SE	1,258	169,540
Schaeffler AG (Preference Shares)	21,289	231,148
Siltronic AG	2,145	215,943
Symrise AG ADR	52,700	1,378,105
Wirecard AG	1,567	189,331
		5,186,794
Hong Kong | 0.9%
AIA Group, Ltd. Sponsored ADR	48,060	2,022,845
Hang Seng Bank, Ltd. Sponsored ADR	64,830	1,336,795
Henderson Land Development Co., Ltd.	44,000	216,074
Jardine Matheson Holdings, Ltd.	4,100	227,982
		3,803,696
Israel | 0.6%
Bank Leumi Le-Israel BM	37,833	275,719
Israel Discount Bank, Ltd., ADR	29,350	1,379,377
Israel Discount Bank, Ltd., Class A	127,659	592,474
		2,247,570
Italy | 1.3%
Assicurazioni Generali SpA	8,352	172,412
Enel SpA	431,096	3,429,543
Poste Italiane SpA	105,353	1,195,718
Terna SpA	36,854	246,589
		5,044,262
Japan | 8.0%
Alfresa Holdings Corp.	25,300	516,542
ANA Holdings, Inc.	10,700	357,994
Azbil Corp.	7,700	216,747
Canon, Inc.	6,361	173,471
Capcom Co., Ltd.	8,447	234,608

The accompanying notes are an integral part of these financial statements.

36   Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Daito Trust Construction Co., Ltd.	6,600	$817,416
Daiwa House Industry Co., Ltd.	52,261	1,619,125
Dip Corp.	12,267	362,472
East Japan Railway Co.	15,314	1,382,302
Fuji Media Holdings, Inc.	17,100	242,706
FUJIFILM Holdings Corp.	5,000	238,410
Fukuoka Financial Group, Inc.	33,771	644,630
Inpex Corp.	24,100	251,398
Japan Airlines Co., Ltd.	21,113	658,840
Japan Logistics Fund, Inc. REIT	57	145,397
Japan Post Holdings Co., Ltd.	47,400	445,179
Japan Prime Realty Investment Corp. REIT	49	215,208
Japan Real Estate Investment Corp.	21	139,319
Kandenko Co., Ltd.	31,500	301,474
Kao Corp., ADR	77,980	1,292,908
KDDI Corp.	7,700	229,073
Kewpie Corp.	10,100	227,433
Kureha Corp.	5,400	323,909
Kyushu Electric Power Co., Inc.	17,171	148,331
LaSalle Logiport REIT	186	276,323
Lawson, Inc.	7,700	436,071
Marui Group Co., Ltd.	9,400	228,813
McDonald’s Holdings Co. Japan, Ltd.	12,600	607,210
MCUBS MidCity Investment Corp. REIT	160	173,766
Mitsubishi Heavy Industries, Ltd.	20,678	799,726
Mitsubishi UFJ Financial Group, Inc.	135,286	731,167
Nintendo Co., Ltd. Sponsored ADR	25,390	1,266,961
Nissan Chemical Corp.	6,700	280,095
Nomura Holdings, Inc.	50,184	257,782
NTT DOCOMO, Inc.	60,178	1,681,695
ORIX Corp.	18,123	301,664
SAMTY Co., Ltd.	14,990	308,312
Seino Holdings Co., Ltd.	23,900	322,326
Seven & I Holdings Co., Ltd.	45,934	1,680,668
Shikoku Electric Power Co., Inc.	14,896	148,060
Shin-Etsu Chemical Co., Ltd.	10,812	1,185,381

The accompanying notes are an integral part of these financial statements.

Annual Report   37

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Shionogi & Co., Ltd.	5,600	$345,986
Showa Denko KK	6,549	172,506
SoftBank Group Corp.	4,650	202,445
Sumitomo Mitsui Trust Holdings, Inc.	15,612	616,081
Sumitomo Realty & Development Co., Ltd.	12,100	422,037
Suzuken Co., Ltd.	4,174	169,854
TechnoPro Holdings, Inc. Sponsored ADR	118,685	1,668,118
The Chiba Bank, Ltd.	122,005	701,506
The Chugoku Electric Power Co., Inc.	11,575	152,641
The Dai-ichi Life Insurance Co., Ltd.	82,386	1,356,811
The Gunma Bank, Ltd.	99,899	350,465
The Hachijuni Bank, Ltd.	54,400	236,893
The Shizuoka Bank, Ltd.	31,700	235,993
Tokio Marine Holdings, Inc.	4,300	240,094
Tosoh Corp.	14,138	217,578
United Arrows, Ltd.	7,700	218,070
West Japan Railway Co.	8,600	742,618
Yamaha Corp. Sponsored ADR	37,455	2,129,972
		32,050,580
Luxembourg | 0.2%
ArcelorMittal SA	41,680	736,250

Netherlands | 1.4%
EXOR NV	3,102	240,568
Koninklijke Ahold Delhaize NV	26,538	665,092
NN Group NV	6,049	230,014
NXP Semiconductors NV	10,345	1,316,505
Royal Dutch Shell PLC, A Shares	9,153	272,068
Wolters Kluwer NV	1,605	117,314
Wolters Kluwer NV Sponsored ADR	39,225	2,855,854
		5,697,415
Norway | 0.4%
Aker BP ASA	6,631	217,550
DNO ASA	300,519	396,252
Leroy Seafood Group ASA	41,352	274,961
Orkla ASA	24,087	244,120

The accompanying notes are an integral part of these financial statements.

38   Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Salmar ASA	4,922	$252,281
Telenor ASA	10,554	189,291
TGS NOPEC Geophysical Co. ASA	5,602	170,458
		1,744,913
Puerto Rico | 0.1%
EVERTEC, Inc.	6,753	229,872

Singapore | 0.5%
Jardine Cycle & Carriage, Ltd.	12,400	277,520
Oversea-Chinese Banking Corp., Ltd.	20,022	163,714
Oversea-Chinese Banking Corp., Ltd. ADR	95,550	1,547,910
		1,989,144
Spain | 0.8%
Amadeus IT Group SA	2,225	182,309
Banco Bilbao Vizcaya Argentaria SA	21,280	119,923
CIE Automotive SA	7,315	173,280
Corporacion Financiera Alba SA	1,564	85,144
Iberdrola SA	263,156	2,710,254
		3,270,910
Sweden | 1.2%
Assa Abloy AB ADR	89,070	1,037,220
Axfood AB	8,999	200,249
Boliden AB	5,410	143,899
Epiroc AB ADR	125,515	1,526,262
Evolution Gaming Group AB	8,411	253,113
Hexagon AB ADR	22,930	1,277,660
Swedish Match AB	4,838	249,417
		4,687,820
Switzerland | 2.9%
ABB, Ltd. Sponsored ADR	59,615	1,436,125
Alcon, Inc. (*)	11,799	667,469
Helvetia Holding AG	1,802	254,621
Novartis AG	12,807	1,213,366
Novartis AG Sponsored ADR	22,760	2,155,144
Partners Group Holding AG	277	253,862
Roche Holding AG	12,627	4,094,406

The accompanying notes are an integral part of these financial statements.

Annual Report   39

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

SIG Combibloc Group AG	15,659	$250,035
STMicroelectronics NV	19,150	516,846
Swisscom AG	410	217,129
The Swatch Group AG	3,902	206,033
Zurich Insurance Group AG	1,331	545,897
		11,810,933
United Kingdom | 5.2%
Admiral Group PLC	6,748	206,654
Anglo American PLC	11,779	339,964
Auto Trader Group PLC	25,734	203,377
Bunzl PLC Sponsored ADR	44,965	1,249,802
Coca-Cola European Partners PLC	28,590	1,454,659
Compass Group PLC	22,497	563,569
Compass Group PLC Sponsored ADR	60,772	1,534,493
Diageo PLC Sponsored ADR	18,675	3,145,244
Dunelm Group PLC	35,516	544,889
Fiat Chrysler Automobiles NV	26,287	389,317
Imperial Brands PLC	5,991	148,448
International Consolidated Airlines Group SA	61,705	507,642
Lloyds Banking Group PLC	627,337	523,592
Prudential PLC ADR	37,620	1,432,946
RELX PLC	15,263	385,042
RELX PLC Sponsored ADR	88,560	2,237,911
Rio Tinto PLC	5,397	320,674
Rio Tinto, Ltd.	13,216	934,661
Royal Bank of Scotland Group PLC	57,547	184,447
SSP Group PLC	43,261	372,826
Standard Chartered PLC	25,836	244,011
The Weir Group PLC Sponsored ADR	64,220	648,943
Unilever NV	7,223	415,583
Unilever PLC Sponsored ADR	48,330	2,763,026
Vodafone Group PLC	99,376	192,926
		20,944,646

The accompanying notes are an integral part of these financial statements.

40   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

United States | 50.8%
3M Co.	5,302	$935,379
AbbVie, Inc.	15,725	1,392,292
Accenture PLC, Class A	12,380	2,606,857
ACI Worldwide, Inc. (*)	6,747	255,610
Aflac, Inc.	15,664	828,626
Akamai Technologies, Inc. (*)	12,858	1,110,674
Allegion PLC	1,026	127,778
Alphabet, Inc., Class A (*)	2,417	3,237,306
Alphabet, Inc., Class C (*)	302	403,780
Amazon.com, Inc. (*)	1,541	2,847,521
American Express Co.	16,828	2,094,918
American States Water Co.	3,991	345,780
American Tower Corp. REIT	1,969	452,516
Ameriprise Financial, Inc.	1,502	250,203
AmerisourceBergen Corp.	10,418	885,738
Amgen, Inc.	4,078	983,083
Aon PLC	20,000	4,165,800
Apple, Inc.	25,120	7,376,488
Applied Materials, Inc.	4,595	280,479
AutoZone, Inc. (*)	1,090	1,298,528
Avangrid, Inc.	4,737	242,345
AXA Equitable Holdings, Inc.	25,670	636,103
Bank of America Corp.	73,775	2,598,355
Baxter International, Inc.	2,291	191,573
Best Buy Co., Inc.	9,752	856,226
Biogen, Inc. (*)	1,208	358,450
Blackline, Inc. (*)	4,410	227,380
Booz Allen Hamilton Holding Corp.	6,391	454,592
BorgWarner, Inc.	25,308	1,097,861
Boston Scientific Corp. (*)	40,760	1,843,167
Bristol-Myers Squibb Co.	31,356	2,012,742
Burlington Stores, Inc. (*)	3,560	811,787
Cable One, Inc.	205	305,136
Cadence Design Systems, Inc. (*)	10,070	698,455
Cardinal Health, Inc.	9,407	475,806

The accompanying notes are an integral part of these financial statements.

Annual Report   41

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Cboe Global Markets, Inc.	3,221	$386,520
CBRE Group, Inc., Class A (*)	2,027	124,235
CDW Corp.	5,428	775,336
Chevron Corp.	7,434	895,871
Church & Dwight Co., Inc.	2,704	190,199
Cigna Corp. (*)	7,954	1,626,513
Cisco Systems, Inc.	29,170	1,398,993
Citigroup, Inc.	8,886	709,903
Citizens Financial Group, Inc.	17,167	697,152
Colgate-Palmolive Co.	2,772	190,824
Comcast Corp., Class A	43,710	1,965,639
Comerica, Inc.	4,000	287,000
ConocoPhillips	28,414	1,847,762
Copart, Inc. (*)	2,782	252,995
Corteva, Inc. (*)	17,737	524,306
Costco Wholesale Corp.	1,881	552,864
Crown Castle International Corp. REIT	1,929	274,207
Cummins, Inc.	3,709	663,763
CVS Health Corp.	8,030	596,549
Darden Restaurants, Inc.	9,295	1,013,248
Delta Air Lines, Inc.	8,612	503,630
Devon Energy Corp.	8,041	208,825
Dillard’s, Inc. Class A	3,248	238,663
Discover Financial Services	7,401	627,753
Dollar General Corp.	9,235	1,440,475
Edison International	8,398	633,293
Edwards Lifesciences Corp. (*)	902	210,428
Eli Lilly & Co.	8,591	1,129,115
Encompass Health Corp.	13,426	930,019
Envista Holdings Corp. (*)	38,750	1,148,550
F5 Networks, Inc. (*)	5,234	730,928
Facebook, Inc., Class A (*)	12,456	2,556,594
Hanesbrands, Inc.	46,808	695,099
HCA Healthcare, Inc.	7,792	1,151,736
HEICO Corp., Class A	5,039	451,142
HollyFrontier Corp.	6,490	329,108

The accompanying notes are an integral part of these financial statements.

42   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Honeywell International, Inc.	15,544	$2,751,288
Host Hotels & Resorts, Inc. REIT	12,301	228,184
Humana, Inc.	1,112	407,570
IDEXX Laboratories, Inc. (*)	1,309	341,819
Intel Corp.	49,052	2,935,762
Intercontinental Exchange, Inc.	33,196	3,072,290
International Business Machines Corp.	5,596	750,088
Intuit, Inc.	9,332	2,444,331
IQVIA Holdings, Inc. (*)	18,230	2,816,717
JetBlue Airways Corp. (*)	18,564	347,518
Johnson & Johnson	44,634	6,510,762
JPMorgan Chase & Co.	1,393	194,184
KAR Auction Services, Inc.	35,453	772,521
Keysight Technologies, Inc. (*)	3,251	333,650
Kimberly-Clark Corp.	14,327	1,970,679
Kohl’s Corp.	3,211	163,600
Lam Research Corp.	1,215	355,266
Life Storage, Inc. REIT	3,488	377,681
Lockheed Martin Corp.	10,598	4,126,649
Lowe’s Cos., Inc.	13,965	1,672,448
Lululemon Athletica, Inc. (*)	5,121	1,186,382
MasTec, Inc. (*)	7,181	460,733
MasterCard, Inc., Class A	4,272	1,275,576
McDonald’s Corp.	10,965	2,166,794
McGrath RentCorp	3,739	286,183
McKesson Corp.	4,194	580,114
Mellanox Technologies, Ltd. (*)	2,644	309,824
Merck & Co., Inc.	34,962	3,179,794
MetLife, Inc.	7,674	391,144
Micron Technology, Inc. (*)	8,569	460,841
Microsoft Corp.	40,906	6,450,876
Morgan Stanley	14,428	737,559
Morningstar, Inc.	1,549	234,379
Motorola Solutions, Inc.	14,980	2,413,877
Nasdaq, Inc.	2,828	302,879
National Fuel Gas Co.	12,573	585,147

The accompanying notes are an integral part of these financial statements.

Annual Report   43

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

National Retail Properties, Inc. REIT	16,793	$900,441
Nexstar Media Group, Inc., Class A	4,501	527,742
NIKE, Inc., Class B	32,196	3,261,777
Nordstrom, Inc.	6,360	260,315
Northrop Grumman Corp.	7,637	2,626,899
NVIDIA Corp.	3,909	919,788
O-I Glass, Inc.	24,441	291,581
Palo Alto Networks, Inc. (*)	4,865	1,125,031
Parsley Energy, Inc., Class A	27,139	513,198
PayPal Holdings, Inc. (*)	1,952	211,148
PDC Energy, Inc. (*)	6,831	178,767
PennyMac Financial Services, Inc.	6,005	204,410
PepsiCo, Inc.	22,402	3,061,681
Pfizer, Inc.	8,849	346,704
Pioneer Natural Resources Co.	2,946	445,936
PotlatchDeltic Corp. REIT	3,874	167,628
Premier, Inc., Class A (*)	22,337	846,126
PTC, Inc. (*)	24,560	1,839,298
Public Service Enterprise Group, Inc.	14,685	867,149
PulteGroup, Inc.	6,096	236,525
QUALCOMM, Inc.	15,161	1,337,655
Radian Group, Inc.	18,120	455,899
Rambus, Inc. (*)	16,919	233,059
Raytheon Co.	982	215,785
Realty Income Corp. REIT	3,007	221,405
Regions Financial Corp.	148,546	2,549,049
Republic Services, Inc.	13,697	1,227,662
Rockwell Automation, Inc.	10,835	2,195,929
Ross Stores, Inc.	11,033	1,284,462
S&P Global, Inc.	7,985	2,180,304
Simon Property Group, Inc. REIT	24,238	3,610,492
Skyworks Solutions, Inc.	2,079	251,310
Southwest Airlines Co.	3,887	209,820
Starbucks Corp.	1,143	100,493
Synchrony Financial	11,603	417,824
T-Mobile US, Inc. (*)	2,463	193,148

The accompanying notes are an integral part of these financial statements.

44   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Take-Two Interactive Software, Inc. (*)	6,478	$793,102
Target Corp.	9,020	1,156,454
TD Ameritrade Holding Corp.	5,666	281,600
TE Connectivity, Ltd.	2,076	198,964
Texas Instruments, Inc.	12,985	1,665,846
The Coca-Cola Co.	57,151	3,163,308
The Estee Lauder Cos., Inc., Class A	4,038	834,009
The Hershey Co.	13,427	1,973,500
The Procter & Gamble Co.	32,752	4,090,725
The TJX Cos., Inc.	56,533	3,451,905
Thermo Fisher Scientific, Inc.	10,990	3,570,321
Ulta Salon Cosmetics & Fragrance, Inc. (*)	692	175,173
United Airlines Holdings, Inc. (*)	5,135	452,342
United Rentals, Inc. (*)	6,233	1,039,477
UnitedHealth Group, Inc.	6,670	1,960,847
Urban Outfitters, Inc. (*)	8,973	249,180
Verizon Communications, Inc.	82,430	5,061,202
ViacomCBS, Inc., Class B	3,731	156,590
Visa, Inc., Class A	15,577	2,926,918
VMware, Inc., Class A (*)	1,427	216,604
Vulcan Materials Co.	4,328	623,189
W&T Offshore, Inc. (*)	50,085	278,473
Walmart, Inc.	3,869	459,792
Warrior Met Coal, Inc.	12,483	263,766
Waste Management, Inc.	12,239	1,394,756
Western Alliance Bancorp	4,276	243,732
Williams-Sonoma, Inc.	3,233	237,432
WW Grainger, Inc.	1,249	422,811
Zebra Technologies Corp., Class A (*)	2,603	664,910
Zions BanCorp.	3,739	194,129
Zoetis, Inc.	27,037	3,578,347
		203,539,524
Total Common Stocks (Cost $290,867,927)		336,154,648

The accompanying notes are an integral part of these financial statements.

Annual Report   45

			Fair
Description		Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Preferred Stocks | 0.1%

Germany | 0.1%
Porsche Automobil Holding SE (Cost $203,900)		3,116	$233,093

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Corporate Bonds | 4.2%

Australia | 0.1%
Telstra Corp., Ltd., 4.000%, 09/16/22	AUD	530	$394,361

Canada | 0.3%
Canadian Imperial Bank of Commerce, 2.900%, 09/14/21	CAD	1,170	912,637
Rogers Communications, Inc., 3.250%, 05/01/29	CAD	495	386,550
			1,299,187
France | 0.2%
Schneider Electric SE, 2.950%, 09/27/22	USD	818	836,799

Germany | 0.2%
BMW Finance NV, 0.875%, 08/16/22	GBP	510	670,279

Netherlands | 0.3%
BNG Bank NV, 5.000%, 09/16/20	NZD	872	600,460
Nederlandse Waterschapsbank NV, 3.125%, 12/05/22 (#)	USD	750	778,114
			1,378,574

The accompanying notes are an integral part of these financial statements.

46   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Switzerland | 0.2%
ABB Finance USA, Inc., 3.375%, 04/03/23	USD	618	$642,070

United Kingdom | 0.3%
Ashtead Capital, Inc., 4.125%, 08/15/25	USD	410	421,275
Unilever Capital Corp., 3.250%, 03/07/24	USD	755	790,511
			1,211,786
United States | 2.6%
American Express Co., 3.000%, 10/30/24	USD	645	666,258
Apple, Inc., 3.850%, 05/04/43	USD	1,084	1,213,396
Bank of America Corp., 3.499% (USD LIBOR 3 Month + 0.630%), 05/17/22 (§)	USD	628	640,477
Citigroup, Inc., 2.477% (BBSW 3 Month + 1.550%), 05/04/21 (§)	AUD	1,181	837,795
John Deere Canada Funding, Inc., 2.050%, 09/17/20	CAD	1,155	889,729
Johnson & Johnson, 3.625%, 03/03/37	USD	205	225,873
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	470	493,349
McDonald’s Corp., 3.125%, 03/04/25	CAD	1,155	912,019
Microsoft Corp., 4.450%, 11/03/45	USD	759	947,504

The accompanying notes are an integral part of these financial statements.

Annual Report   47

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Morgan Stanley, 3.625%, 01/20/27	USD	655	$696,679
PepsiCo, Inc., 2.875%, 10/15/49	USD	640	616,735
Starbucks Corp., 4.450%, 08/15/49	USD	570	659,055
The Goldman Sachs Group, Inc., 3.625%, 01/22/23	USD	620	645,434
Verizon Communications, Inc., 3.875%, 02/08/29	USD	872	961,594
			10,405,897
Total Corporate Bonds (Cost $15,920,788)			16,838,953

Foreign Government Obligations | 6.3%

Australia | 0.1%
Queensland Treasury Corp., 3.000%, 03/22/24	AUD	440	330,600

Bermuda | 0.4%
Government of Bermuda:	USD	985	1,077,344
4.854%, 02/06/24
3.717%, 01/25/27	USD	640	674,000
			1,751,344
Canada | 0.7%
City of Vancouver, 2.900%, 11/20/25	CAD	430	343,457
Province of Quebec:	CAD	1,235	947,466
1.650%, 03/03/22
3.000%, 09/01/23	CAD	485	387,257
2.500%, 04/20/26	USD	1,075	1,102,418
			2,780,598

The accompanying notes are an integral part of these financial statements.

48   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Chile | 0.5%
Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/26	CLP	445,000	$652,127
Republic of Chile, 3.125%, 01/21/26	USD	1,365	1,422,160
			2,074,287
Czech Republic | 0.5%
Czech Republic, 2.130% (PRIBOR 6 Month - 0.100%), 11/19/27 (§)	CZK	41,850	1,882,720

France | 0.3%
Government of France, 1.750%, 06/25/39	EUR	920	1,248,759

Hungary | 0.7%
Hungary, 6.375%, 03/29/21	USD	804	848,220
Hungary Government Bonds:	HUF	182,190	662,519
2.500%, 10/24/24
2.750%, 12/22/26	HUF	186,640	688,426
3.000%, 10/27/27	HUF	191,850	715,054
			2,914,219
Ireland | 0.2%
Ireland Government Bonds, 1.350%, 03/18/31	EUR	520	653,299

Italy | 0.1%
Italy Government International Bonds, 6.875%, 09/27/23	USD	495	567,485

Japan | 0.3%
Japan International Cooperation Agency, 2.125%, 10/20/26	USD	996	987,208

The accompanying notes are an integral part of these financial statements.

Annual Report   49

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Mexico | 0.5%
Mexico Cetes, 0.000%, 04/23/20	MXN	265,765	$1,363,791
United Mexican States, 6.750%, 02/06/24	GBP	265	421,837
			1,785,628
New Zealand | 0.2%
New Zealand Government Bonds, 6.000%, 05/15/21	NZD	995	710,743

Norway | 0.6%
Kommunalbanken AS, 1.375%, 10/26/20 (#)	USD	620	617,933
Oslo Kommune:	NOK	11,000	1,261,519
2.350%, 09/04/24
2.310% (NIBOR 3 Month + 0.460%), 05/06/26 (§)	NOK	6,000	690,051
			2,569,503
Panama | 0.4%
Republic of Panama, 4.000%, 09/22/24	USD	1,530	1,636,144

Poland | 0.5%
Poland Government Bonds, 1.790%, 05/25/28 (§)	PLN	8,125	2,086,021

United Kingdom | 0.3%
United Kingdom Gilt:	GBP	460	658,183
1.750%, 09/07/37
1.500%, 07/22/47	GBP	480	658,722
			1,316,905
Total Foreign Government Obligations (Cost $24,405,126)			25,295,463

The accompanying notes are an integral part of these financial statements.

50   Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Quasi Government Bonds | 0.8%

Canada | 0.3%
Export Development Canada, 1.800%, 09/01/22	CAD	1,790	$1,377,082

Germany | 0.5%
KFW, 2.750%, 04/16/20	AUD	2,820	1,988,243

Total Quasi Government Bonds (Cost $3,269,891)			3,365,325

Supranational Bonds | 1.7%
Asian Development Bank:
1.000%, 12/15/22	GBP	525	698,210
2.125%, 03/19/25	USD	1,210	1,230,187
European Bank for Reconstruction & Development, 1.625%, 09/27/24	USD	340	337,328
European Investment Bank, 1.125%, 09/16/21 (#)	CAD	1,170	890,220
International Bank for Reconstruction & Development:
3.500%, 01/22/21	NZD	670	460,662
2.500%, 08/03/23	CAD	1,855	1,456,401
2.900%, 11/26/25	AUD	615	464,211
International Finance Corp.:
3.625%, 05/20/20	NZD	916	621,692
2.700%, 03/15/23	AUD	656	480,001

Total Supranational Bonds (Cost $6,417,774)			6,638,912

The accompanying notes are an integral part of these financial statements.

Annual Report   51

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

US Municipal Bonds | 0.7%

California | 0.5%
California State Build America Bonds, 7.500%, 04/01/34	USD	740	$1,114,322
State of California, 4.500%, 04/01/33	USD	900	1,012,365
			2,126,687
New York | 0.1%
New York State Urban Development Corp., Series B, 3.900%, 03/15/33	USD	420	451,319

Wisconsin | 0.1%
Wisconsin State Build America Bonds Series D, 5.400%, 05/01/28	USD	175	176,988

Total US Municipal Bonds (Cost $2,664,615)			2,754,994

US Treasury Securities | 1.5%
Treasury Inflation Protected Security, 0.125%, 04/15/20	USD	560	559,730
US Treasury Bonds, 2.250%, 08/15/49	USD	1,330	1,288,645
US Treasury Notes:
2.125%, 05/15/25	USD	1,010	1,029,780
2.875%, 08/15/28	USD	1,870	2,014,104
3.125%, 11/15/41	USD	1,096	1,241,668

Total US Treasury Securities (Cost $6,036,353)			6,133,927

The accompanying notes are an integral part of these financial statements.

52   Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Short-Term Investments | 0.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $2,770,627)	2,770,627	$2,770,627

Total Investments | 99.9% (Cost $352,557,001) (»)		$400,185,942

Cash and Other Assets in Excess of Liabilities | 0.1%		540,085

Net Assets | 100.0%		$400,726,027

The accompanying notes are an integral part of these financial statements.

Annual Report   53

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2019:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	111,169	USD	76,472	HSB	02/12/20	$1,618	$—
AUD	1,756,460	USD	1,208,256	HSB	02/12/20	25,572	—
AUD	1,919,168	USD	1,310,869	HSB	02/12/20	37,255	—
AUD	1,392,107	USD	959,564	JPM	02/12/20	18,324	—
CAD	434,245	USD	329,721	HSB	02/12/20	4,747	—
CAD	513,002	USD	386,302	HSB	02/12/20	8,827	—
CAD	1,126,661	USD	852,065	HSB	02/12/20	15,722	—
CAD	2,797,432	USD	2,106,532	HSB	02/12/20	48,133	—
CAD	2,899,427	USD	2,193,242	HSB	02/12/20	39,982	—
CHF	615,946	USD	625,053	HSB	02/12/20	13,051	—
CHF	105,714	USD	107,286	MSC	02/12/20	2,231	—
CLP	149,222,650	USD	190,700	CIT	01/16/20	7,789	—
CLP	163,670,508	USD	221,371	CIT	01/16/20	—	3,665
CZK	4,173,343	USD	181,849	JPM	01/24/20	2,243	—
CZK	15,761,181	USD	684,845	JPM	01/24/20	10,403	—
CZK	17,377,640	USD	754,545	JPM	01/24/20	12,007	—
EUR	317,387	USD	354,600	CIT	01/15/20	1,679	—
EUR	3,711,119	USD	4,091,395	CIT	01/15/20	74,475	—
EUR	552,384	USD	617,310	HSB	01/15/20	2,762	—
EUR	674,587	USD	748,615	HSB	01/15/20	8,634	—
EUR	967,349	USD	1,070,875	HSB	01/15/20	15,011	—
EUR	6,892,437	USD	7,599,325	HSB	01/15/20	137,693	—
EUR	2,844,404	USD	3,181,409	HSB	03/18/20	24,144	—
EUR	279,802	USD	312,000	JPM	01/15/20	2,088	—
EUR	619,518	USD	686,699	JPM	01/15/20	8,733	—
EUR	684,220	USD	760,319	JPM	01/15/20	7,744	—
EUR	2,057,132	USD	2,304,140	JPM	01/15/20	5,068	—
GBP	849,091	USD	1,107,580	HSB	03/18/20	19,446	—
GBP	613,031	USD	794,188	JPM	02/12/20	18,750	—
GBP	625,650	USD	803,719	JPM	02/12/20	25,953	—
GBP	641,966	USD	825,399	JPM	02/12/20	25,909	—
GBP	756,259	USD	986,740	SSB	03/18/20	17,066	—
HKD	7,800,922	USD	1,000,048	SSB	03/18/20	461	—
HUF	182,942,210	USD	609,631	HSB	01/24/20	11,029	—
HUF	166,863,964	USD	554,572	JPM	01/24/20	11,539	—

The accompanying notes are an integral part of these financial statements.

54   Annual Report

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

IDR	4,914,986,000	USD	340,255	HSB	02/12/20	$12,484	$—
JPY	976,312,001	USD	8,999,309	CIT	02/12/20	3,846	—
JPY	883,483,441	USD	8,143,680	HSB	02/12/20	3,447	—
KRW	1,741,196,000	USD	1,460,000	HSB	02/10/20	46,949	—
MXN	6,952,082	USD	357,777	HSB	02/12/20	7,732	—
MXN	7,639,591	USD	387,836	HSB	02/12/20	13,819	—
NOK	14,176,150	USD	1,553,765	JPM	02/12/20	61,223	—
NZD	972,938	USD	617,212	CIT	02/12/20	38,120	—
NZD	1,065,690	USD	685,513	JPM	02/12/20	32,292	—
PLN	2,178,450	USD	564,832	HSB	02/12/20	9,435	—
PLN	2,363,608	USD	609,242	HSB	02/12/20	13,836	—
SEK	4,891,968	USD	511,096	JPM	02/12/20	12,206	—
SGD	481,729	USD	354,968	HSB	02/12/20	3,324	—
USD	375,700	AUD	549,293	HSB	02/12/20	—	10,152
USD	4,304,576	AUD	6,245,848	HSB	02/12/20	—	82,832
USD	2,898,405	AUD	4,201,561	HSB	03/18/20	—	55,507
USD	329,100	AUD	476,035	JPM	02/12/20	—	5,292
USD	1,741,107	AUD	2,526,122	MSC	02/12/20	—	33,373
USD	301,557	AUD	437,148	SSB	03/18/20	—	5,780
USD	733,745	CAD	966,418	CIT	02/12/20	—	10,619
USD	507,100	CAD	672,721	HSB	02/12/20	—	11,050
USD	8,601,425	CAD	11,328,137	HSB	02/12/20	—	123,841
USD	5,197,766	CAD	6,818,534	HSB	03/18/20	—	54,519
USD	450,400	CAD	593,287	JPM	02/12/20	—	6,567
USD	2,347,302	CAD	3,091,390	MSC	02/12/20	—	33,778
USD	169,000	CHF	166,369	HSB	02/12/20	—	3,354
USD	1,222,906	CHF	1,188,873	HSB	03/18/20	—	11,799
USD	1,062,787	CLP	760,764,459	CIT	01/16/20	50,857	—
USD	172,936	CZK	3,984,019	JPM	01/24/20	—	2,805
USD	182,300	CZK	4,182,983	JPM	01/24/20	—	2,217
USD	537,000	CZK	12,377,292	JPM	01/24/20	—	8,980
USD	601,100	CZK	13,859,533	JPM	01/24/20	—	10,264
USD	312,872	EUR	283,768	HSB	01/15/20	—	5,669
USD	3,719,400	EUR	3,345,025	HSB	01/15/20	—	35,516
USD	164,000	EUR	148,121	JPM	01/15/20	—	2,271

The accompanying notes are an integral part of these financial statements.

Annual Report   55

Lazard Retirement Global Dynamic Multi-Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	3,647,000	EUR	3,288,293	JPM	01/15/20	$—	$44,232
USD	280,779	GBP	218,379	JPM	02/12/20	—	8,813
USD	450,000	GBP	341,093	JPM	02/12/20	—	2,322
USD	900,800	GBP	700,988	JPM	02/12/20	—	28,778
USD	995,600	GBP	768,253	JPM	02/12/20	—	23,178
USD	1,462,538	HUF	429,589,677	HSB	01/24/20	5,089	—
USD	1,794,208	HUF	527,303,332	JPM	01/24/20	5,251	—
USD	702,985	ILS	2,434,120	HSB	03/18/20	—	4,740
USD	280,000	JPY	30,507,680	HSB	02/12/20	—	1,330
USD	1,364,809	JPY	148,064,074	HSB	02/12/20	—	578
USD	3,024,300	JPY	326,558,772	HSB	02/12/20	12,907	—
USD	3,847,272	JPY	418,498,508	HSB	03/18/20	—	19,587
USD	2,737,100	JPY	297,374,145	JPM	02/12/20	—	5,164
USD	1,329,891	JPY	144,672,234	SSB	03/18/20	—	6,857
USD	207,800	KRW	239,634,960	HSB	02/10/20	404	—
USD	244,200	KRW	284,859,300	HSB	02/10/20	—	2,337
USD	259,400	KRW	308,763,820	HSB	02/10/20	—	7,825
USD	150,200	MXN	2,947,431	HSB	02/12/20	—	4,763
USD	1,250,150	MXN	24,290,908	HSB	02/12/20	—	26,956
USD	138,500	MXN	2,687,777	JPM	02/12/20	—	2,811
USD	394,400	NOK	3,599,079	HSB	02/12/20	—	15,617
USD	1,367,576	NOK	12,455,319	HSB	02/12/20	—	51,370
USD	1,347,134	NOK	12,071,869	HSB	03/18/20	—	28,213
USD	363,800	NOK	3,313,166	JPM	02/12/20	—	13,645
USD	1,954,162	NZD	3,064,199	CIT	02/12/20	—	109,760
USD	138,500	NZD	217,152	JPM	02/12/20	—	7,765
USD	169,000	NZD	262,771	JPM	02/12/20	—	7,992
USD	845,082	NZD	1,325,113	JPM	02/12/20	—	47,461
USD	3,113,235	PLN	11,980,193	HSB	02/12/20	—	44,899
USD	249,000	SEK	2,328,722	JPM	02/12/20	—	107
USD	226,567	SGD	307,475	HSB	02/12/20	—	2,121
USD	264,207	SGD	357,618	HSB	03/18/20	—	1,881
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$999,309	$1,040,952

The accompanying notes are an integral part of these financial statements.

56   Annual Report

Lazard Retirement Series, Inc. Notes to Portfolios of Investments December 31, 2019

(*)	Non-income producing security.

(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy — see Note 8 in the Notes to Financial Statements.

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2019, these securities amounted to 0.6% of net assets of Lazard Retirement Global Dynamic Multi-Asset Portfolio.

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2019.

(»)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
BBSW	—	Bank Bill Swap Reference Rate
GDR	—	Global Depositary Receipt
LIBOR	—	London Interbank Offered Rate
NIBOR	—	Norway Interbank Offered Rate
PJSC	—	Public Joint Stock Company
PRIBOR	—	Prague Interbank Offered Rate
REIT	—	Real Estate Investment Trust

Currency Abbreviations:
AUD	—	Australian Dollar	ILS	—	Israeli Shekel
CAD	—	Canadian Dollar	JPY	—	Japanese Yen
CHF	—	Swiss Franc	KRW	—	South Korean Won
CLP	—	Chilean Peso	MXN	—	Mexican New Peso
CZK	—	Czech Koruna	NOK	—	Norwegian Krone
EUR	—	Euro	NZD	—	New Zealand Dollar
GBP	—	British Pound Sterling	PLN	—	Polish Zloty
HKD	—	Hong-Kong Dollar	SEK	—	Swedish Krone
HUF	—	Hungarian Forint	SGD	—	Singapore Dollar
IDR	—	Indonesian Rupiah	USD	—	United States Dollar

Counterparty Abbreviations:
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
MSC	—	Morgan Stanley & Co. Inc.
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

Annual Report   57

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Common & Preferred Stocks and Corporate & Quasi Government Bonds
Aerospace & Defense	—%	2.4%	2.2%
Airlines	—	1.4	1.2
Auto Components	1.5	—	0.5
Automobiles	3.0	3.4	0.6
Banks	25.4	9.3	6.8
Beverages	0.6	2.9	3.1
Biotechnology	—	—	0.9
Building Products	—	2.2	0.3
Capital Markets	—	1.1	2.4
Chemicals	0.8	4.7	1.0
Commercial Services & Suppliers	—	—	1.1
Communications Equipment	—	—	1.1
Construction & Engineering	—	1.1	0.2
Construction Materials	2.5	—	0.2
Consumer Finance	—	—	1.0
Containers & Packaging	—	—	0.1
Distributors	—	—	0.1
Diversified Financial Services	—	—	0.8
Diversified Telecommunication Services	2.1	2.0	1.9
Electric Utilities	—	0.8	1.9
Electrical Equipment	—	2.1	1.1
Electronic Equipment, Instruments & Components	2.6	2.1	0.9
Entertainment	1.6	5.2	0.7
Equity Real Estate Investment Trusts (REITs)	—	—	2.0
Food & Staples Retailing	1.6	1.7	1.3
Food Products	—	1.2	0.7
Gas Utilities	0.7	—	0.1
Health Care Equipment & Supplies	—	3.0	1.4
Health Care Providers & Services	1.0	1.4	2.5
Hotels, Restaurants & Leisure	—	0.9	2.1
Household Durables	1.2	—	0.1
Household Products	0.7	—	1.6
Independent Power & Renewable Electricity Producers	—	—	0.3
Industrial Conglomerates	2.0	—	1.0

The accompanying notes are an integral part of these financial statements.

58   Annual Report

Industry†	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Insurance	3.5%	7.7%	4.0%
Interactive Media & Services	1.1	—	1.7
Internet & Direct Marketing Retail	—	—	0.7
IT Services	4.6	0.6	2.6
Leisure Products	—	1.0	0.7
Life Sciences Tools & Services	—	—	1.6
Machinery	2.2	3.3	1.1
Media	—	1.4	1.0
Metals & Mining	3.1	2.0	2.0
Multiline Retail	—	0.9	0.9
Multi-Utilities	—	2.1	0.8
Oil, Gas & Consumable Fuels	9.4	6.1	2.5
Paper & Forest Products	0.9	—	—
Personal Products	2.2	2.6	1.5
Pharmaceuticals	—	5.9	6.3
Professional Services	—	3.7	1.8
Real Estate Management & Development	—	2.8	0.9
Road & Rail	—	1.0	1.1
Semiconductors & Semiconductor Equipment	7.5	—	2.7
Software	—	3.2	3.8
Specialty Retail	—	—	2.8
Technology Hardware, Storage & Peripherals	5.6	2.5	2.2
Textiles, Apparel & Luxury Goods	—	—	1.3
Thrifts & Mortgage Finance	—	—	0.2
Tobacco	1.1	—	0.1
Trading Companies & Distributors	—	1.8	0.7
Transportation Infrastructure	1.8	—	—
Water Utilities	—	—	0.1
Wireless Telecommunication Services	7.4	—	0.7
Subtotal	97.7	97.5	89.0
Foreign Government Obligations	—	—	6.3
Supranational Bonds	—	—	1.7
US Municipal Bonds	—	—	0.7
US Treasury Securities	—	—	1.5
Short-Term Investments	2.5	2.4	0.7
Total Investments	100.2%	99.9%	99.9%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report   59

Lazard Retirement Series, Inc. Statements of Assets and Liabilities

	Lazard	Lazard
	Retirement	Retirement
	Emerging Markets	International
December 31, 2019	Equity Portfolio	Equity Portfolio
ASSETS
Investments in securities, at fair value	$585,807,425	$152,512,735
Foreign currency, at fair value	54,492	270,208
Receivables for:
Dividends and interest	507,914	598,462
Capital stock sold	281,644	419,161
Investments sold	16,108	26,576
Gross unrealized appreciation on forward currency contracts	—	—
Prepaid expenses	—	—
Total assets	586,667,583	153,827,142

LIABILITIES
Due to custodian	—	—
Payables for:
Foreign capital gains taxes	485,784	—
Management fees	473,143	48,146
Accrued custodian fees	145,977	19,733
Accrued professional services	105,414	33,262
Accrued distribution fees	85,595	32,589
Capital stock redeemed	613,077	113,006
Investments purchased	101,234	834,976
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	79,861	20,327
Total liabilities	2,090,085	1,102,039
Net assets	$584,577,498	$152,725,103

NET ASSETS
Paid in capital	$536,313,037	$124,516,045
Distributable earnings (Accumulated loss)	48,264,461	28,209,058
Net assets	$584,577,498	$152,725,103

Service Shares
Net assets	$410,188,216	$152,725,103
Shares of capital stock outstanding*	18,647,347	14,723,964
Net asset value, offering and redemption price per share	$22.00	$10.37

Investor Shares
Net assets	$174,389,282	—
Shares of capital stock outstanding*	8,005,599	—
Net asset value, offering and redemption price per share	$21.78	—

Cost of investments in securities	$501,016,525	$131,280,962
Cost of foreign currency	$54,217	$269,392

*	$0.001 par value, 2,550,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

60   Annual Report

Lazard	Lazard
Retirement	Retirement
US Small-Mid Cap	Global Dynamic
Equity Portfolio	Multi-Asset Portfolio

$59,262,242	$400,185,942
—	20,403

45,756	893,735
60,370	466,055
368,700	202,886

—	999,309
245	—
59,737,313	402,768,330

—	1,182

—	—
16,949	156,223
8,175	55,457
22,851	55,158
12,149	84,625
23,730	609,185
182,713	416

—	1,040,952
10,689	39,105
277,256	2,042,303
$59,460,057	$400,726,027

$48,330,526	$349,469,367
11,129,531	51,256,660
$59,460,057	$400,726,027

$59,460,057	$400,694,210
7,227,771	29,362,855

$8.23	$13.65

—	$31,817
—	2,331

—	$13.65

$51,590,623	$352,557,001
$—	$20,352

Annual Report   61

Lazard Retirement Series, Inc. Statements of Operations

For the Year Ended December 31, 2019	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement International Equity Portfolio

Investment Income (Loss)
Income
Dividends	$20,070,555	$4,833,366
Interest	—	—
Total investment income*	20,070,555	4,833,366
Expenses
Management fees (Note 3)	5,682,689	1,212,657
Distribution fees (Service Shares)	998,545	404,219
Custodian fees	371,292	82,737
Professional services	315,594	146,211
Shareholders’ reports	144,760	31,050
Administration fees	85,882	32,063
Shareholders’ services	34,011	13,661
Directors’ fees and expenses	33,776	12,558
Other	21,437	6,482
Total gross expenses	7,687,986	1,941,638
Management fees waived and expenses reimbursed	(9,153)	(123,674)
Shareholders’ services fees waived	—	—
Total net expenses	7,678,833	1,817,964
Net investment income (loss)	12,391,722	3,015,402
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	(6,400,558)	6,516,381
Foreign currency transactions	(88,737)	(23,495)
Forward currency contracts	—	—
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(6,489,295)	6,492,886
Net change in unrealized appreciation (depreciation) on:
Investments†	90,384,667	21,210,417
Foreign currency translations	4,870	4,696
Forward currency contracts	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	90,389,537	21,215,113
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	83,900,242	27,707,999
Net increase (decrease) in net assets resulting from operations	$96,291,964	$30,723,401
* Net of foreign withholding taxes of	$2,541,028	$569,484
** Net of foreign capital gains taxes of	$594,946	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$1,695,014	$—

The accompanying notes are an integral part of these financial statements.

62   Annual Report

Lazard Retirement US Small-Mid Cap Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

$781,429	$6,271,508
—	2,839,045
781,429	9,110,553

413,560	3,202,940
137,853	1,000,891
29,479	210,911
57,939	207,941
16,608	58,229
18,744	64,928
12,618	24,437
7,416	21,836
3,518	12,322
697,735	4,804,435
(63,608)	(594,464)
—	(6,130)
634,127	4,203,841
147,302	4,906,712

3,496,757	3,428,066
—	(49,907)
—	(682,255)

3,496,757	2,695,904

10,716,911	58,568,842
—	5,767
—	(1,070,778)

10,716,911	57,503,831

14,213,668	60,199,735

$14,360,970	$65,106,447
$—	$332,247
$—	$—

$—	$—

Annual Report   63

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement
	Emerging Markets Equity Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$12,391,722	$19,464,845
Net realized gain (loss) on investments and foreign currency transactions	(6,489,295)	(11,195,956)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	90,389,537	(218,152,661)
Net increase (decrease) in net assets resulting from operations	96,291,964	(209,883,772)

Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Service Shares	(3,510,943)	(9,378,846)
Investor Shares	(1,512,697)	(4,002,664)
Net decrease in net assets resulting from distributions	(5,023,640)	(13,381,510)

Capital stock transactions
Net proceeds from sales
Service Shares	49,575,227	151,585,003
Investor Shares	18,081,525	29,848,287
Net proceeds from reinvestment of distributions
Service Shares	3,510,943	9,378,846
Investor Shares	1,512,697	4,002,663
Cost of shares redeemed
Service Shares	(110,917,529)	(521,420,248)
Investor Shares	(37,580,197)	(62,231,548)
Net increase (decrease) in net assets from capital stock transactions	(75,817,334)	(388,836,997)
Total increase (decrease) in net assets	15,450,990	(612,102,279)
Net assets at beginning of period	569,126,508	1,181,228,787
Net assets at end of period	$584,577,498	$569,126,508

Shares issued and redeemed

Service Shares
Shares outstanding at beginning of period	21,481,506	39,964,765
Shares sold	2,455,086	6,929,890
Shares issued to shareholders from reinvestment of distributions	183,723	499,204
Shares redeemed	(5,472,968)	(25,912,353)
Net increase (decrease)	(2,834,159)	(18,483,259)
Shares outstanding at end of period	18,647,347	21,481,506

Investor Shares
Shares outstanding at beginning of period	8,890,959	10,240,090
Shares sold	906,635	1,343,615
Shares issued to shareholders from reinvestment of distributions	79,995	216,835
Shares redeemed	(1,871,990)	(2,909,581)
Net increase (decrease)	(885,360)	(1,349,131)
Shares outstanding at end of period	8,005,599	8,890,959

The accompanying notes are an integral part of these financial statements.

64   Annual Report

Lazard Retirement International Equity Portfolio		Lazard Retirement US Small-Mid Cap Equity Portfolio
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$3,015,402	$3,317,663	$147,302	$86,375

6,492,886	7,899,915	3,496,757	4,042,894

21,215,113	(39,866,439)	10,716,911	(12,106,742)

30,723,401	(28,648,861)	14,360,970	(7,977,473)

(562,828)	(13,042,984)	(1,035,371)	(6,347,972)
—	—	—	—
(562,828)	(13,042,984)	(1,035,371)	(6,347,972)

10,640,397	24,869,486	7,212,368	8,271,028
—	—	—	—

562,828	13,042,984	1,035,371	6,347,972
—	—	—	—

(58,336,967)	(47,828,950)	(13,906,210)	(15,369,200)
—	—	—	—

(47,133,742)	(9,916,480)	(5,658,471)	(750,200)
(16,973,169)	(51,608,325)	7,667,128	(15,075,645)
169,698,272	221,306,597	51,792,929	66,868,574
$152,725,103	$169,698,272	$59,460,057	$51,792,929

19,737,430	20,441,925	8,019,612	8,031,487
1,102,405	2,352,199	921,680	988,855

59,183	1,544,829	138,234	874,346
(6,175,054)	(4,601,523)	(1,851,755)	(1,875,076)
(5,013,466)	(704,495)	(791,841)	(11,875)
14,723,964	19,737,430	7,227,771	8,019,612

—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

Annual Report   65

	Lazard Retirement Global Dynamic Multi-Asset Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$4,906,712	$4,962,292
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	2,695,904	21,597,919
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	57,503,831	(54,367,107)
Net increase (decrease) in net assets resulting from operations	65,106,447	(27,806,896)

Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Service Shares	(728,839)	(30,140,660)
Investor Shares	(17)	—
Net decrease in net assets resulting from distributions	(728,856)	(30,140,660)

Capital stock transactions
Net proceeds from sales
Service Shares	23,524,506	97,760,849
Investor Shares	29,310	1,000
Net proceeds from reinvestment of distributions
Service Shares	728,839	30,140,660
Investor Shares	17	—
Cost of shares redeemed
Service Shares	(74,836,861)	(67,259,767)
Investor Shares	(316)	—
Net increase (decrease) in net assets from capital stock transactions	(50,554,505)	60,642,742
Total increase (decrease) in net assets	13,823,086	2,695,186
Net assets at beginning of period	386,902,941	384,207,755
Net assets at end of period	$400,726,027	$386,902,941

Shares issued and redeemed

Service Shares
Shares outstanding at beginning of period	33,321,445	28,474,543
Shares sold	1,848,416	7,208,760
Shares issued to shareholders from reinvestment of distributions	56,719	2,632,693
Shares redeemed	(5,863,725)	(4,994,551)
Net increase (decrease)	(3,958,590)	4,846,902
Shares outstanding at end of period	29,362,855	33,321,445

Investor Shares†
Shares outstanding at beginning of period	86	—
Shares sold	2,268	86
Shares issued to shareholders from reinvestment of distributions	1	—
Shares redeemed	(24)	—
Net increase (decrease)	2,245	86
Shares outstanding at end of period	2,331	86

† The inception date for the Retirement Global Dynamic Multi-Asset Portfolio Investor Shares was December 31, 2018.

The accompanying notes are an integral part of these financial statements.

66   Annual Report

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Service Shares
Net asset value, beginning of period	$18.80	$23.59	$18.78	$15.70		$19.96
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.43	0.42	0.31	0.23	^	0.27
Net realized and unrealized gain (loss)	2.95	(4.80)	4.89	3.04		(4.27)

Total from investment operations	3.38	(4.38)	5.20	3.27		(4.00)
Less distributions from:
Net investment income	(0.18)	(0.41)	(0.39)	(0.19)		(0.21)
Net realized gains	—	—	—	—		(0.05)

Total distributions	(0.18)	(0.41)	(0.39)	(0.19)		(0.26)

Net asset value, end of period	$22.00	$18.80	$23.59	$18.78		$15.70

Total Return (b)	18.14%	–18.56%	27.76%	20.84	%^	–20.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$410,188	$403,949	$942,572	$880,047		$754,835
Ratios to average net assets:
Net expenses	1.42%	1.36%	1.38%	1.37	%^	1.39%
Gross expenses	1.43%	1.36%	1.38%	1.38%		1.39%
Net investment income (loss)	2.10%	1.89%	1.45%	1.29	%^	1.43%
Portfolio turnover rate	19%	16%	10%	12%		9%

The accompanying notes are an integral part of these financial statements.

Annual Report   67

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Investor Shares
Net asset value, beginning of period	$18.58	$23.31	$18.56	$15.51		$19.74
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.47	0.45	0.37	0.26	^	0.32
Net realized and unrealized gain (loss)	2.91	(4.72)	4.83	3.02		(4.25)

Total from investment operations	3.38	(4.27)	5.20	3.28		(3.93)
Less distributions from:
Net investment income	(0.18)	(0.46)	(0.45)	(0.23)		(0.25)
Net realized gains	—	—	—	—		(0.05)

Total distributions	(0.18)	(0.46)	(0.45)	(0.23)		(0.30)

Net asset value, end of period	$21.78	$18.58	$23.31	$18.56		$15.51

Total Return (c)	18.36%	–18.32%	28.07%	21.18	%^	–19.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$174,389	$165,177	$238,656	$187,408		$158,018
Ratios to average net assets:
Net expenses	1.18%	1.11%	1.14%	1.12	%^	1.15%
Gross expenses	1.18%	1.11%	1.14%	1.14%		1.15%
Net investment income (loss)	2.37%	2.09%	1.74%	1.52	%^	1.71%
Portfolio turnover rate	19%	16%	10%	12%		9%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was a 0.06% impact on the total return of the Portfolio. There was a 0.02% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

68   Annual Report

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15

Service Shares
Net asset value, beginning of period	$8.60	$10.83	$11.57	$12.28	$12.50
Income (Loss) from investment operations:
Net investment income (loss)	0.20	0.18	0.31	0.19 ^	0.19
Net realized and unrealized gain (loss)	1.60	(1.70)	2.24	(0.71)	0.02

Total from investment operations	1.80	(1.52)	2.55	(0.52)	0.21
Less distributions from:
Net investment income	(0.03)	(0.17)	(0.33)	(0.16)	(0.21)
Net realized gains	—	(0.54)	(2.96)	(0.03)	(0.22)

Total distributions	(0.03)	(0.71)	(3.29)	(0.19)	(0.43)

Net asset value, end of period	$10.37	$8.60	$10.83	$11.57	$12.28

Total Return (a)	21.00%	–13.91%*	22.33%	–4.29%^	1.75%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$152,725	$169,698	$221,307	$653,014	$682,012
Ratios to average net assets:
Net expenses	1.12%	1.12%	1.11%	1.08%^	1.11%
Gross expenses	1.20%	1.14%	1.12%	1.09%	1.11%
Net investment income (loss)	1.87%	1.62%	1.11%	1.59%^	1.42%
Portfolio turnover rate	32%	33%	44%	28%	37%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. There was a 0.01% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
*	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and was recorded in the period received. There was a 0.10% impact on the total return of the Portfolio.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Annual Report   69

LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Service Shares
Net asset value, beginning of period	$6.46	$8.33	$8.09	$7.39		$8.18
Income (Loss) from investment operations:
Net investment income (loss)	0.02	0.01	0.01	0.03	^	(0.02)
Net realized and unrealized gain (loss)	1.90	(1.04)	1.07	1.09		(0.19)

Total from investment operations	1.92	(1.03)	1.08	1.12		(0.21)
Less distributions from:
Net investment income	—	— (a)	(0.03)	—		—
Net realized gains	(0.15)	(0.84)	(0.81)	(0.42)		(0.58)

Total distributions	(0.15)	(0.84)	(0.84)	(0.42)		(0.58)

Net asset value, end of period	$8.23	$6.46	$8.33	$8.09		$7.39

Total Return (b)	29.93%	–13.24%	13.95%	15.78	%^	–2.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$59,460	$51,793	$66,869	$65,478		$59,499
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.19%	1.25	%^	1.25%
Gross expenses	1.27%	1.23%	1.25%	1.32%		1.35%
Net investment income (loss)	0.27%	0.14%	0.09%	0.46	%^	–0.22%
Portfolio turnover rate	60%	81%	79%	94%		89%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Amount is less than $0.01 per share.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

70   Annual Report

LAZARD RETIREMENT GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15

Service Shares
Net asset value, beginning of period	$11.61	$13.49	$11.82	$11.51	$11.86
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.16	0.16	0.17	0.14	0.13
Net realized and unrealized gain (loss)	1.91	(1.06)	2.25	0.24	(0.19)

Total from investment operations	2.07	(0.90)	2.42	0.38	(0.06)
Less distributions from:
Net investment income	(0.01)	(0.18)	—	(0.03)	—
Net realized gains	(0.02)	(0.80)	(0.75)	(0.04)	(0.29)

Total distributions	(0.03)	(0.98)	(0.75)	(0.07)	(0.29)

Net asset value, end of period	$13.65	$11.61	$13.49	$11.82	$11.51

Total Return (b)	17.79%	–6.57%	20.53%	3.30%	–0.44%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$400,694	$386,902	$384,208	$293,286	$222,666
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.20%	1.17%	1.19%	1.25%	1.31%
Net investment income (loss)	1.23%	1.22%	1.28%	1.23%	1.18%
Portfolio turnover rate	115%	110%	104%	105%	114%

The accompanying notes are an integral part of these financial statements.

Annual Report   71

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/19	Period Ended 12/31/18*

Investor Shares
Net asset value, beginning of period	$11.61	$11.61
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	—
Net realized and unrealized gain (loss)	1.93	— (c)

Total from investment operations	2.07	— (c)
Less distributions from:
Net investment income	(0.01)	—
Net realized gains	(0.02)	—

Total distributions	(0.03)	—

Net asset value, end of period	$13.65	$11.61

Total Return (b)	17.79%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$32	$1
Ratios to average net assets:
Net expenses	0.90%	0.00%
Gross expenses	84.50%	0.00%
Net investment income (loss)	1.05%	0.00%
Portfolio turnover rate	115%	N/A

*	The inception date for the Investor Shares was December 31, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

72   Annual Report

Lazard Retirement Series, Inc. Notes to Financial Statements December 31, 2019

1. Organization

Lazard Retirement Series, Inc. was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund, comprised of twenty-three no-load portfolios (each referred to as a “Portfolio”), is currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Currently, only the following four Portfolios, each of which is “diversified”, as defined in the 1940 Act, are offered: Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity Portfolio”), and Lazard Retirement Global Dynamic Multi-Asset Portfolio (“Global Dynamic Multi-Asset Portfolio”). Each of the other nineteen Portfolios had not commenced operations as of December 31, 2019. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. As of December 31, 2019, only Lazard Retirement Emerging Markets Equity and Lazard Retirement Global Dynamic Multi-Asset Portfolios had issued Investor Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with US Generally Accepted Accounting Principles (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option con-

Annual Report   73

tracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NAS-DAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news

74    Annual Report

events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

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A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, some Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in a Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withhold-

76   Annual Report

ing taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2019, the Global Dynamic Multi-Asset Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2019, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term
Emerging Markets Equity	$3,141,253	$40,029,363

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable

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year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2019, the Portfolios had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Equity	$505,844,600	$121,863,833	$41,900,997	$79,962,836
International Equity	131,682,943	23,994,932	3,164,611	20,830,321
US Small-Mid Cap Equity	51,683,499	8,826,994	1,248,251	7,578,743
Global Dynamic Multi-Asset	354,455,631	48,430,745	3,213,808	45,216,937

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution

78   Annual Report

reclassifications, are primarily due to differing treatments of foreign currency transactions, certain expenses, currency straddles, wash sales, passive foreign investment companies and distributions from real estate investment trusts.

The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

		Distributable Earnings
Portfolio	Paid in Capital	(Accumulated Loss)

Emerging Markets Equity	$ (2)	$ 2
US Small-Mid Cap Equity	(659)	659

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2019	2018	2019	2018

Emerging Markets Equity	$5,023,640	$13,381,510	$—	$—
International Equity	562,828	3,070,111	—	9,972,873
US Small-Mid Cap Equity	—	2,318,431	1,035,371	4,029,541
Global Dynamic Multi-Asset	186,997	8,515,036	541,859	21,625,624

At December 31, 2019, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary Income	Long-Term	Appreciation
	(Deferred	Capital Gain	(Depreciation)
	Ordinary	(Deferred	Including
Portfolio	Losses)	Capital Losses)	Foreign Currency

Emerging Markets Equity	$11,956,888	$(43,170,616)	$79,478,189
International Equity	2,990,999	4,382,574	20,835,485
US Small-Mid Cap Equity	317,091	3,233,697	7,578,743
Global Dynamic Multi-Asset	2,220,673	3,807,776	45,222,698

(f) Allocation of Expenses—Expenses common to the Fund, The Lazard Funds, Inc. and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Port-

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folios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Service Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(h) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

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Portfolio	Annual Rate

Emerging Markets Equity	1.00%
International Equity	0.75
US Small-Mid Cap Equity	0.75
Global Dynamic Multi-Asset	0.80

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2020 if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses (including, for purposes of the expense limitation agreement only, fees related to filing foreign tax reclaims) but exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name on table below, the Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expense.

Portfolio	Service Shares		Investor Shares

Emerging Markets Equity	1.45	(a)	1.20
International Equity	1.10		N/A
US Small-Mid Cap Equity	1.15		N/A
Global Dynamic Multi-Asset	1.05		0.90

(a) From January 1, 2019 to September 9, 2019, percentage was 1.50%.

During the year ended December 31, 2019, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Service Shares		Investor Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

Emerging Markets Equity	$9,153	$—	$ —	$ —
International Equity	123,674	—	—	—
US Small-Mid Cap Equity	63,608	—	—	—
Global Dynamic Multi-Asset	591,254	—	89	3,121

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

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State Street provides the Fund with custody and certain fund administration and accounting services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

DST is the Fund’s transfer and dividend disbursing agent. During the year ended December 31, 2019, DST waived $6,130 of its fee for the Global Dynamic Multi-Asset Portfolio.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2019, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $232,000, (2) an additional annual fee of $33,000 to the lead Independent Director (an “Independent Direc-

82   Annual Report

tor” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $23,000 to the Audit Committee Chair. Effective January 1, 2020, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $237,000, (2) an additional annual fee of $33,700 to the lead Independent Director, and (3) an additional annual fee of $23,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund Complex at a rate of $5,000 per active Portfolio with the remainder allocated based upon each active Portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2019 were as follows:

Portfolio	Purchases	Sales

Emerging Markets Equity	$103,382,810	$160,823,735
International Equity	49,300,289	91,407,431
US Small-Mid Cap Equity	32,169,844	39,193,585
Global Dynamic Multi-Asset	423,895,053	450,412,014

	US Treasury Securities
Portfolio	Purchases	Sales

Global Dynamic Multi-Asset	$26,529,715	$41,480,070

For the year ended December 31, 2019, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affili-

Annual Report   83

ates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Portfolios’ foreign currency exposure.

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(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including a single large request for a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, and/or Portfolio expenses. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade

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debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

(e) Forward Currency Contracts Risk—Forward currency contracts may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risk of default by the counterparty to the contracts and can be illiquid. These contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Derivatives transactions incur costs, either explicitly or implicitly, which reduce return. Successful use of derivatives is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference

86   Annual Report

asset or market. Use of forward currency contracts, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

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•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2019:

	Unadjusted
	Quoted Prices in
	Active Markets	Significant
	for Identical	Other	Significant
	Assets	Observable	Unobservable
	and Liabilities	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2019

Emerging Markets Equity Portfolio
Common Stocks*
Brazil	$3,731,667	$49,826,851	$—	$53,558,518
China	32,518,188	89,078,620	—	121,596,808
Egypt	—	7,277,907	—	7,277,907
Hong Kong	—	7,924,113	—	7,924,113
Hungary	—	13,198,065	—	13,198,065
India	5,487,454	56,053,513	—	61,540,967
Indonesia	8,970,546	18,053,841	—	27,024,387
Luxembourg	4,596,196	—	—	4,596,196
Malaysia	—	1,813,434	—	1,813,434
Mexico	22,034,568	—	—	22,034,568
Pakistan	—	4,428,990	—	4,428,990
Portugal	—	4,837,276	—	4,837,276
Russia	7,478,083	47,442,127	—	54,920,210
South Africa	—	39,547,478	—	39,547,478
South Korea	—	89,348,670	—	89,348,670
Taiwan	—	27,432,776	—	27,432,776
Thailand	—	8,227,771	—	8,227,771
Turkey	—	15,164,552	—	15,164,552
United Kingdom	—	6,819,065	—	6,819,065
Short-Term Investments	14,515,674	—	—	14,515,674
Total	$99,332,376	$486,475,049	$—	$585,807,425

88   Annual Report

	Unadjusted
	Quoted Prices in
	Active Markets	Significant
	for Identical	Other	Significant
	Assets	Observable	Unobservable
	and Liabilities	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2019

International Equity Portfolio
Common Stocks*
Australia	$—	$1,985,326	$—	$1,985,326
Canada	8,354,828	—	—	8,354,828
China	—	2,410,714	—	2,410,714
Denmark	—	2,305,065	—	2,305,065
Finland	—	3,677,960	—	3,677,960
France	—	20,108,845	—	20,108,845
Germany	—	8,005,734	—	8,005,734
Hong Kong	580,019	—	—	580,019
Indonesia	—	580,235	—	580,235
Ireland	2,203,742	—	—	2,203,742
Israel	—	1,750,434	—	1,750,434
Japan	—	24,611,470	—	24,611,470
Luxembourg	—	1,037,038	—	1,037,038
Mexico	643,003	—	—	643,003
Netherlands	—	10,097,173	—	10,097,173
Norway	—	5,424,890	—	5,424,890
Singapore	—	4,018,291	—	4,018,291
South Korea	—	3,885,970	—	3,885,970
Spain	—	1,285,785	—	1,285,785
Sweden	—	5,664,266	—	5,664,266
Switzerland	—	7,996,903	—	7,996,903
United Arab Emirates	—	843,033	—	843,033
United Kingdom	—	18,111,162	—	18,111,162
United States	7,500,968	1,861,833	—	9,362,801
Preferred Stocks*
Germany	—	3,911,333	—	3,911,333
Short-Term Investments	3,656,715	—	—	3,656,715
Total	$22,939,275	$129,573,460	$—	$152,512,735
US Small-Mid Cap Equity Portfolio
Common Stocks*	$57,597,556	$—	$—	$57,597,556
Short-Term Investments	1,664,686	—	—	1,664,686
Total	$59,262,242	$—	$—	$59,262,242

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	Unadjusted
	Quoted Prices in
	Active Markets	Significant
	for Identical	Other	Significant
	Assets	Observable	Unobservable
	and Liabilities	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2019

Global Dynamic Multi-Asset Portfolio
Assets:
Common Stocks*
Australia	$—	$9,545,156	$—	$9,545,156
Austria	—	843,342	—	843,342
Belgium	790,045	742,872	—	1,532,917
Canada	15,962,654	—	—	15,962,654
Denmark	—	1,409,438	—	1,409,438
France	—	3,876,812	—	3,876,812
Germany	1,378,105	3,808,689	—	5,186,794
Hong Kong	3,359,640	444,056	—	3,803,696
Israel	1,379,377	868,193	—	2,247,570
Italy	—	5,044,262	—	5,044,262
Japan	6,357,961	25,692,619	—	32,050,580
Luxembourg	—	736,250	—	736,250
Netherlands	4,172,359	1,525,056	—	5,697,415
Norway	—	1,744,913	—	1,744,913
Puerto Rico	229,872	—	—	229,872
Singapore	1,547,910	441,234	—	1,989,144
Spain	—	3,270,910	—	3,270,910
Sweden	3,841,142	846,678	—	4,687,820
Switzerland	4,258,738	7,552,195	—	11,810,933
United Kingdom	14,467,024	6,477,622	—	20,944,646
United States	203,539,524	—	—	203,539,524
Preferred Stocks*
Germany	—	233,093	—	233,093
Corporate Bonds*	—	16,838,953	—	16,838,953
Foreign Government Obligations*	—	25,295,463	—	25,295,463
Quasi Government Bonds*	—	3,365,325	—	3,365,325
Supranational Bonds	—	6,638,912	—	6,638,912
US Municipal Bonds	—	2,754,994	—	2,754,994
US Treasury Securities	—	6,133,927	—	6,133,927
Short-Term Investments	2,770,627	—	—	2,770,627
Other Financial Instruments†
Forward Currency Contracts	—	999,309	—	999,309
Total	$264,054,978	$137,130,273	$—	$401,185,251
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(1,040,952)	$—	$(1,040,952)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

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Certain equity securities to which footnote (‡) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

9. Derivative Instruments

The Global Dynamic Multi-Asset Portfolio may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

During the year ended December 31, 2019, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$69,400,000
Average amounts sold	$68,800,000

Global Dynamic Multi-Asset Portfolio

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2019:

Assets – Derivative Financial Instruments		Total

Forward currency contracts	Unrealized appreciation on
	forward currency contracts	$999,309

Liabilities – Derivative Financial Instruments		Total

Forward currency contracts	Unrealized depreciation on
	forward currency contracts	$1,040,952

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was:

Net Realized Gain (Loss) from:	Total

Forward currency contracts	$(682,255)

Net Change in Unrealized Appreciation (Depreciation) on:	Total

Forward currency contracts	$(1,070,778)

Annual Report   91

None of the other Portfolios presented traded in derivative instruments during the year ended December 31, 2019.

As of December 31, 2019, the Global Dynamic Multi-Asset Portfolio held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2019:

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$999,309	$—	$999,309

		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts of
	Assets Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Received	Derivative Assets

Citibank NA	$176,766	$(124,044)	$—	$52,722
HSBC Bank USA NA	543,052	(543,052)	—	—
JPMorgan Chase Bank NA	259,733	(230,664)	—	29,069
Morgan Stanley Capital Services LLC.	2,231	(2,231)	—	—
State Street Bank and Trust Co.	17,527	(12,637)	—	4,890
Total	$999,309	$(912,628)	$—	$86,681

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$(1,040,952)	$—	$(1,040,952)

92   Annual Report

		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts of
	Liabilities Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Pledged	Derivative Liabilities

Citibank NA	$124,044	$(124,044)	$—	$—
HSBC Bank USA NA	606,456	(543,052)	—	63,404
JPMorgan Chase Bank NA	230,664	(230,664)	—	—
Morgan Stanley Capital Services LLC.	67,151	(2,231)	—	64,920
State Street Bank and Trust Co.	12,637	(12,637)	—	—
Total	$1,040,952	$(912,628)	$—	$128,324

10. Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Management has adopted the amendments and incorporated the changes in the current financial statements and related disclosures. For public business entities, the amendments in this ASU became effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018.

11. Subsequent Events

Management has evaluated subsequent events affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Annual Report   93

Lazard Retirement Series, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lazard Retirement Series, Inc. and Shareholders of Lazard Retirement Emerging Markets Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio, and Lazard Retirement Global Dynamic Multi-Asset Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lazard Retirement Series, Inc. (the “Fund”) comprising Lazard Retirement Emerging Markets Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio and Lazard Retirement Global Dynamic Multi-Asset Portfolio, (collectively the “Portfolios”), including the portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios listed above as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

94   Annual Report

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York

February 12, 2020

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

Annual Report   95

Lazard Retirement Series, Inc.

Board of Directors and Officers Information (unaudited)

Principal Occupation(s) and Other Public
Name (Year of Birth)	Position(s) with the	Company Directorships Held During the
Address(1)	Fund (Since) and Term(2)	Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (1953)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962)	Director (May 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (69 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Richard Reiss, Jr. (1944)	Director (April 1997)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

96   Annual Report

Principal Occupation(s) and Other Public
Name (Year of Birth)	Position(s) with the	Company Directorships Held During the
Address(1)	Fund (Since) and Term(2)	Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(4):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2020, 35 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

Annual Report   97

Name (Year of Birth)	Position(s) with the Fund	Principal Occupation(s)
Address(1)	(Since) and Term(2)	During the Past Five Years

Officers(3):

Mark R. Anderson (1970)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager

Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Shari L. Soloway (1981)	Assistant Secretary (November 2015)

Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance (since September 2015)) of the Investment Manager

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018) Associate at Schulte Roth & Zabel LLP (2014 – March 2018)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

98   Annual Report

Lazard Retirement Series, Inc. Other Information (unaudited)

Tax Information

Year Ended December 31, 2019

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2019:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Emerging Markets Equity Portfolio	100.00%
International Equity Portfolio	100.00
US Small-Mid Cap Equity Portfolio	—
Global Dynamic Multi-Asset Portfolio	0.07

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Emerging Markets Equity Portfolio	—%
International Equity Portfolio	—
US Small-Mid Cap Equity Portfolio	—
Global Dynamic Multi-Asset Portfolio	34.56

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

The Portfolios intend to pass through to shareholders foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign	Foreign Tax
Portfolio	Source Income	Paid/Credit

Emerging Markets Equity Portfolio	$22,301,351	$3,135,971
International Equity Portfolio	5,313,103	569,451
US Small-Mid Cap Equity Portfolio	—	—
Global Dynamic Multi-Asset Portfolio	—	—

Annual Report   99

Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gains paid to shareholders.

Long-Term
Portfolio	Capital Gains

Emerging Markets Equity Portfolio	$—
International Equity Portfolio	—
US Small-Mid Cap Equity Portfolio	1,035,371
Global Dynamic Multi-Asset Portfolio	541,859

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the US Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

100   Annual Report

Lazard Retirement Series, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

http://www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

LZDPS010

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $232,696 in 2018 and $147,949 in 2019 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $267,330 in 2018 and $267,330 in 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $60,935 in 2018 and $31,719 in 2019. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $33,450 in 2018 and $35,000 in 2019.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval of the Auditor’s engagements for services to the Registrant and Service Affiliates. The Policy states that the Registrant’s Audit Committee or the Chair of the Audit Committee (pursuant to delegated authority from the Audit Committee) pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. The Audit Committee Chair must report any pre-approval decisions he or she makes at the next scheduled Audit Committee meeting. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $1,234,762 in 2018 and $1,128,439 in 2019.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date March 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date March 3, 2020

By /s/ Christopher Snively

Christopher Snively

Chief Financial Officer

Date March 3, 2020